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                                                                  EXHIBIT 10.55




                          AGREEMENT AND PLAN OF MERGER

         AGREEMENT, dated April 24, 1997 (the "Agreement"), by and among Western Wireless Corporation, a Washington corporation ("Western"), Minnesota Cellular Corporation, a Delaware corporation ("Western Sub"), Triad Investment Minnesota, Inc., a Delaware corporation ("TIM"), Barry B. Lewis ("Lewis"), Craig W. Viehweg ("Viehweg"), Terry E. Purvis ("Purvis"), (Lewis, Viehweg and Purvis are hereinafter referred to individually as a "Stockholder" and collectively as "the Stockholders"), Triad Cellular Corporation, a Delaware corporation ("TCC"), Triad Cellular L.P., a Delaware limited partnership ("TCLP"), and Triad Minnesota, L.P., a Delaware limited partnership (the "Partnership").

                              W I T N E S S E T H:

         WHEREAS, Western is the owner of 1,000 shares of common stock, no par value, of Western Sub;

         WHEREAS, TCLP is the owner of a 25% general partnership interest and a 74% limited partnership interest (collectively, the "Partnership Interest") in the Partnership, which is the owner of (i) the Authorizations (as hereinafter defined) listed on Exhibit 5.01(k) annexed hereto to operate wireless telephone communications businesses in the Minnesota 7, 8 and 9 Rural Service Areas (the "Businesses") and (ii) the Businesses and the assets used in the Businesses;

         WHEREAS, TIM is the owner of a 99% limited partnership interest in TCLP, which limited partnership interest relates to the Partnership Interest;

         WHEREAS, TCLP and TCC, as the only partners of the Partnership, and TIM, have approved the transfer and assignment of the Partnership Interest to TIM upon the terms and conditions hereinafter set forth;

         WHEREAS, the board of directors and the stockholders of TCC have approved and adopted resolutions approving the transfer and assignment of TCC's one (1%) percent general partnership interest in the Partnership to TIM upon the terms and conditions hereinafter set forth;

         WHEREAS, Lewis, Viehweg and Purvis are on the date hereof, and they, together with Media/Communications Partners II Limited Partnership ("MCP") and Media/Communications Investors Limited Partnership ("MCI") will on the Effective Date (as hereinafter defined) be, the owners of all of the issued and outstanding shares of common stock, par value $ .01 per share
(individually a "TIM Share" and collectively the "TIM Shares"), of TIM;

         WHEREAS, the boards of directors and the stockholders of Western Sub and TIM have approved and adopted resolutions approving the merger of Western Sub with and into TIM on the terms and conditions hereinafter set forth and have also approved and adopted this Agreement and Plan of Merger.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants, conditions and promises hereinafter set forth, the parties hereby agree as follows:
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                                   ARTICLE 1

                                     MERGER

         1.01 The Merger. Subject to the terms and conditions hereof and in reliance upon the representations, warranties, covenants and agreements herein contained, on the Effective Date (as hereinafter defined), Western Sub shall, pursuant to the General Corporation Law of the State of Delaware, be merged (the "Merger") with and into TIM (Western Sub and TIM are sometimes hereinafter referred to individually as a "Constituent Corporation" and collectively as the "Constituent Corporations"), which shall be the surviving corporation (the "Surviving Corporation") and whose name shall be changed to Minnesota Cellular Corporation.

         1.02 Capitalization. The number of authorized shares of the capital stock of the Surviving Corporation shall be 3000 shares of Common Stock, par value $.001 per share.

         1.03 Certificate of Incorporation and By-laws. On the Effective Date, the Certificate of Incorporation of TIM shall be amended in its entirety to read as set forth in the Certificate of Incorporation of Western Sub in effect immediately prior to the Effective Date, and said Certificate of Incorporation as so amended shall, from and after the Effective Date, be, and continue to be, the Certificate of Incorporation of the Surviving Corporation until further amended as provided by law. On the Effective Date, the By-Laws of Western Sub in effect immediately prior to the Effective Date shall automatically be the By-Laws of the Surviving Corporation until altered, amended or repealed.

         1.04 Directors and Officers. The directors and officers of Western Sub in office as of the Effective Date shall be the directors and officers of the Surviving Corporation and shall continue to act as such and shall hold office until their successors have been elected and have qualified in accordance with law and the By-Laws of the Surviving Corporation.

         1.05 Property and Liabilities of Constituent Corporations. When the Merger shall have become effective, the separate existence of Western Sub shall cease and Western Sub shall be merged with and into TIM which as the Surviving Corporation shall possess all the rights, privileges, powers and franchises as well of a public as of a private nature, and be subject to all the restrictions, disabilities and duties of each of the Constituent Corporations; and all and singular, the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, tangible and intangible, and all debts due to either of the Constituent Corporations on whatever account, as well for stock subscriptions as all other things in action or belonging to each of such corporations shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the several and respective Constituent Corporations, and the title to any real estate vested by deed or otherwise, under the laws of Delaware, in either of the Constituent Corporations, shall not revert or be in any way impaired; but all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the respective Constituent Corporations shall thenceforth attach to the Surviving Corporation and may be


Execution                              -2-
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enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

         1.06 Further Assurances. If at any time the Surviving Corporation shall consider or be advised that any further assignments, conveyances or assurances in law are necessary or desirable to vest, perfect or confirm of record in the Surviving Corporation the title to any property or rights of the Constituent Corporations, or otherwise to carry out the provisions hereof, the proper officers and directors of the Constituent Corporations immediately prior to the Merger becoming effective shall, upon the Surviving Corporation's reasonable request, execute and deliver any and all proper deeds, assignments and assurances in law, and do all things necessary or proper to vest, perfect or confirm title to such property or rights in the Surviving Corporation and otherwise carry out the provisions hereof.

                                   ARTICLE 2

                                 EFFECTIVE DATE

         2.01  Filing of Agreement of Merger; Effective Date.

                 (a) Each of Western, as the sole stockholder of Western Sub, and Western Sub, by its execution and delivery of this Agreement, hereby confirms and acknowledges that it has approved and adopted this Agreement in accordance with the General Corporation Law of the State of Delaware and the Certificate of Incorporation and By-Laws of Western Sub, and represents that any and all actions required to approve and adopt this Agreement and the Merger upon the terms and conditions herein set forth under the General Corporation Law of the State of Delaware or such Certificate of Incorporation or By-Laws have been or will be, on or prior to the Effective Date, taken.

                 (b) Lewis, Viehweg and Purvis, as the holders on the date hereof of all of the issued and outstanding TIM Shares, by their execution and delivery of this Agreement, hereby confirm and acknowledge that they have approved and adopted this Agreement in accordance with the General Corporation Law of the State of Delaware and the Certificate of Incorporation and By-Laws of TIM, and represent that any and all actions required to approve and adopt this Agreement and the Merger upon the terms and conditions herein set forth under the General Corporation Law of the State of Delaware or such Certificate of Incorporation or By-Laws have been or will be, on or prior to the Effective Date, taken.

                 (c) Western Sub and TIM shall file a Certificate of Merger in accordance with the General Corporation Law of the State of Delaware on the latest to occur of (a) the last Business Day (as hereinafter defined) of the month in which all Federal Communications Commission ("FCC") and state regulatory approvals (if any) necessary in order to consummate lawfully the transactions contemplated hereby have been received and shall have become Final Orders (as hereinafter defined), (b) the last Business Day of the month in which all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), shall have expired or been terminated without objection by the Federal Trade Commission (the events described in clauses (a) and (b) above being hereinafter referred to as the "Regulatory





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Approvals" and the later of the dates described in clauses (a) and (b) above being referred to as the "Regulatory Approval Date"), and (c) October 31, 1997, or at such other time or date to which the parties hereto mutually agree. As used herein the term "Business Day" shall mean any day other than a Saturday, Sunday or a legal holiday in New York, New York or in Seattle, Washington or any other day on which commercial banks are authorized by law or governmental decree to close. The day on which the Certificate of Merger is filed is herein referred to as the "Effective Date."

                 (d) TCC, by its execution and delivery of this Agreement, hereby acknowledges that (i) its board of directors and stockholders have approved this Agreement and the transfer and assignment of its one (1%) percent general partnership interest in the Partnership to TIM and (ii) in its capacity as the sole general partner of TCLP, it has approved this Agreement and the transfer and assignment of the Partnership Interest to TIM, in each case in accordance with the General Corporation Law of the State of Delaware, the Revised Uniform Limited Partnership Act of the State of Delaware, as amended ("RULPA"), the Certificate of Incorporation and By-Laws of TCC, the TMLP Limited Partnership Agreement (as hereinafter defined) and the TCLP Limited Partnership Agreement (as hereinafter defined), and represents that any and all actions required to approve this Agreement and such transfer and assignment upon the terms and conditions herein set forth under the General Corporation Law of the State of Delaware, RULPA or such Certificate of Incorporation, By-Laws, TMLP Limited Partnership Agreement or TCLP Limited Partnership Agreement have been or will be, on or prior to the Effective Date, taken.

                 (e) TCLP, by its execution and delivery of this Agreement, hereby acknowledges that its partners have approved this Agreement and the transfer and assignment of the Partnership Interest to TIM in accordance with the General Corporation Law of the State of Delaware, RULPA, the Certificate of Incorporation and By-Laws of TCC, the TMLP Limited Partnership Agreement and the TCLP Limited Partnership Agreement and represents that any and all actions required to approve this Agreement and such transfer and assignment upon the terms and conditions herein set forth under the General Corporation Law of the State of Delaware, RULPA, or such Certificate of Incorporation, By-Laws, TMLP Limited Partnership Agreement or TCLP Limited Partnership Agreement have been or will be, on or prior to the Effective Date, taken.

                 (f) TIM, by its execution and delivery of this Agreement, hereby acknowledges that its board of directors and Lewis, Viehweg and Purvis, as the holders on the date hereof of all of the issued and outstanding TIM Shares, have approved this Agreement, the Merger and the transfer and assignment of the Partnership Interest and the one (1%) percent general partnership interest in the Partnership to it by TCLP and TCC, respectively, in accordance with the General Corporation Law of the State of Delaware, RULPA, the Certificate of Incorporation and By-Laws of TIM and the TMLP Limited Partnership Agreement and represents that any and all actions required to approve this Agreement, the Merger and such transfer and assignment upon the terms and conditions herein set forth under the General Corporation Law of the State of Delaware, RULPA, or such Certificate of Incorporation or By-Laws or the TMLP Limited Partnership Agreement have been or will be, on or prior to the Effective Date, taken.





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                                   ARTICLE 3

                   CAPITAL STOCK OF THE SURVIVING CORPORATION

         3.01 Stock of Western Sub. Each share of capital stock of Western Sub issued and outstanding immediately prior to the Effective Date shall upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, be exchanged for and converted into one share of Common Stock of the Surviving Corporation.

         3.02 Stock of TIM. The TIM Shares issued and outstanding immediately prior to the Effective Date, all of which shall on the Effective Date be owned by the Stockholders (or if MCP and MCI exercise their options to acquire TIM Shares prior to the Merger, by the Stockholders, MCP and MCI) (excluding shares of TIM held by TIM as treasury stock, which shares shall be canceled and extinguished on the Effective Date), shall, in the aggregate, upon the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, be exchanged for and converted into (i) an aggregate of One Million Six Hundred Thousand (1,600,000) shares (as adjusted for stock splits, stock dividends, stock reclassification and the like) of Western's Class A Common Stock, no par value (the "Class A Common Stock"), and (ii) the Capital Adjustment Amount (as hereinafter defined).

         3.03 Exchange of Stock Certificate. On the Effective Date the Stockholders shall surrender to the Surviving Corporation all outstanding certificates theretofore representing the TIM Shares, together with stock powers duly endorsed in blank with signatures appropriately guaranteed, and shall thereupon receive, in the aggregate for all TIM Shares, in exchange therefor (i) certificates representing 1,600,000 shares of Class A Common Stock (the "Stock Consideration"), and (ii) the Capital Adjustment Amount (the Stock Consideration and the Capital Adjustment Amount are referred to collectively as the "Merger Consideration"). Each TIM share shall be converted into a proportionate amount of the Merger Consideration. Until such surrender and cancellation, each such outstanding certificate representing the TIM Shares shall, after the Effective Date, be deemed for all purposes to evidence the right, to only receive its proportionate share of the Merger Consideration into
which the same shall have been converted.   If any certificate for Class A
Common Stock is to be issued in a name other than that in which the certificate for TIM Shares surrendered shall have been registered, it shall be a condition of such issuance that the certificate so surrendered shall be properly endorsed for transfer or accompanied by an appropriate instrument of assignment and transfer, and that the person requesting such issuance shall pay to the Surviving Corporation any transfer or like taxes payable by reason thereof or of any prior transfer of such certificate, or establish to the satisfaction of the Surviving Corporation that such taxes have been paid or are not payable.





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         3.04  Delivery of Shares of Class A Common Stock.

                 (a) As a condition to the Stockholders' obligation to accept delivery of Western's shares of Class A Common Stock, Western shall, at the time of delivery of such shares to the Stockholders, deliver to the Stockholders an opinion of counsel to Western, in form and scope reasonably satisfactory to the Stockholders and their counsel, stating that, based on (among other things) the representations of the Stockholders contained in
Section 5.01(z) hereto, registration of such shares under the Securities Act of 1933 (as amended, and, together with the rules and regulations promulgated thereunder, the "Securities Act"), is not required. If Western is unable to deliver such an opinion solely by reason of the Stockholders' failure to reconfirm at the Effective Date the Stockholder's representations contained in
Section 5.01(z) (such a failure being referred to as a "Stockholder's Failure"), then Western shall at its option either (i) register the delivery of the 1,600,000 shares of Class A Common Stock to the Stockholders as contemplated by Section 3.03 hereof under the Securities Act on Form S-4 or other appropriate registration form, (ii) deliver to the Stockholders on the Closing Date the sum of $20,000,000 in immediately available funds in lieu of 1,600,000 shares of Class A Common Stock, or (iii) terminate this Agreement, whereupon the provisions of Section 9.13(b) shall be effective.

                 (b) With respect to the 1,600,000 shares of Class A Common Stock acquired by the Stockholders pursuant to the Merger (the "Shares"), Western agrees to file a registration statement covering the re-sale (pursuant to Rule 415 of the Securities Act) of the Shares on Form S-3 or on any other form for which Western then qualifies which counsel to Western shall deem appropriate, in order to permit (i) the disposition or distribution of the Shares by the Stockholders to their respective stockholders or partners, and
(ii) the further disposition (by public offering and sale) by such partners or stockholders of Shares obtained from the Stockholders as described in the preceding clause (i) (each such person which is to receive a disposition from the Stockholders being referred to as a "Beneficial Owner" and each such person (whether a Stockholder or a Beneficial Owner) effecting such a disposition being referred to as a "Selling Securityholder"); provided, however, that the obligation to include a Selling Securityholder within the coverage of such registration statement is contingent upon such Selling Securityholder providing Western with all information regarding such Selling Securityholder or any of their affiliates (as defined in the Securities Act) required





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by the Securities Act or SEC interpretations to be included in any such registration statement and executing and delivering to Western the indemnity agreement described in Section 3.04(f)(B) hereof. Western may, at its option, include in said registration statement shares or other securities of Western to be offered for the account of any persons other than Western or the Selling Securityholders in secondary offerings. Western will use its commercially reasonable efforts to cause the registration statement contemplated by this
Section 3.04(b) to become effective on the Effective Date or as soon thereafter as practicable and keep effective such registration statement for a period ending on the second anniversary of the Effective Date (or, if shorter, the applicable holding period required under Rule 144(k)), after which Western may withdraw the registration statement. In the event that the registration statement contemplated by this Section 3.04 is not declared effective by the SEC within ninety (90) days after the Effective Date, (unless the reason such registration statement cannot so become effective is a result of either (A) the failure of any Selling Securityholder to provide on a timely basis any information regarding the Selling Securityholders or any of their Affiliates (as defined under the Securities Act) required by the Securities Act or SEC interpretations to be included in any registration statement described in this
Section 3.04(b), or (B) the existence of any state of facts with respect to the Selling Securityholders, or any of their affiliates (as defined under the Securities Act) which prevents the registration statement described in this
Section 3.04(b) from being declared effective on a timely basis), then :the Stockholders shall have the right, exercisable at any time by the holders of a majority of the Shares, to request that Western obtain all necessary consents and approvals to permit it to purchase all, but not less than all, of the Stock Consideration for an aggregate purchase price of Twenty Million ($20,000,000) Dollars and, if so requested, Western shall use all diligent efforts to obtain such consents and approvals, and if all such consents and approvals are obtained, Western shall so purchase all, but not less than all, of such Stock Consideration for a purchase price of Twenty Million ($20,000,000) Dollars.
Any such request made by the Stockholders shall be irrevocable. In the event that the registration statement contemplated by this Section 3.04(b) is not declared effective by the SEC within ninety (90) days after the Effective Date (unless the reason such registration statement cannot so become effective is a result of either (1) the failure of any Selling Securityholder to provide on a timely basis any information regarding the Selling Securityholders or any of their affiliates (as defined under the Securities Act) required by the Securities Act or SEC interpretations to be included in any registration statement described in this Section 3.04(b), or (2) the existence of any state of facts with respect to the Selling Securityholders, or any of their Affiliates (as defined under the Securities Act) which prevents the registration statement described in this Section 3.04(b) from being declared effective on a timely basis) and the Stockholders do not request in accordance with the preceding sentence that Western purchase all of the Stock Consideration for an aggregate of Twenty Million ($20,000,000) Dollars, Western agrees that, until such registration statement is declared effective or the Shares shall be purchased by Western as provided herein for Twenty Million ($20,000,000) Dollars, it will not register any shares of its capital stock, whether for its own account or on behalf of any of its stockholders.

                 (c) In connection with any registration statement filed pursuant to Section 3.04(b), Western shall (i) immediately notify the Stockholders (who will have the responsibility of notifying the other Selling Securityholders) of the effectiveness of the registration statement, (ii) furnish to the Stockholders and the other Selling Securityholders such number of copies of any prospectus as they may reasonably request, (iii) take such commercially reasonable action as shall be necessary to qualify or register the shares of Class A Common Stock covered by such registration under such blue sky or other state securities laws for offer and sale as a Selling Securityholder shall reasonably request; provided, however, that Western shall not be obligated to qualify as a foreign corporation to do business under the laws of or to become subject to taxation in, any jurisdiction in which it shall not be then qualified, or to file any general consent to service of process, (iv) make available to Western's security holders, not more than sixteen (16) months after the first day of the month following the effective date of the registration statement, an earnings statement (which need not be audited and which may be satisfied in the manner set forth in Rule 158 under the Securities
Act) covering a period of at least twelve (12) months, which earnings statement shall satisfy the requirements of Section 11(a) of the Securities Act; and (v) use its commercially reasonable best efforts to cause such Class A Common Stock to be listed, subject to notice of issuance, on The NASDAQ National Market ("NASDAQ"), or such exchange on which shares of Class A Common Stock are then listed.





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                 (d)      All costs and expenses relating to the
above-described registration statement (other than the fees and disbursements of the Stockholders' (or any other Selling Securityholder's) counsel and accountants, any stock transfer taxes, and any discounts and commissions or other charges, if any, of any underwriter, broker or dealer) shall be borne by Western.

                 (e) The Stockholders shall (i) furnish to Western promptly upon request all such information regarding the Selling Securityholders required by the Securities Act or SEC Interpretations to be included in such registration statement, (ii) do all such things and execute all such additional instruments as may be reasonably necessary or customary in connection with such registration statement or offerings, and (iii) comply in all respects with the Securities Act and the Securities Exchange Act of 1934 and all applicable rules and regulations thereunder and with the securities laws of the states in which any such offerings are made. Western agrees to take all necessary steps to comply in all respects with the Securities Act and with the securities laws of the states in which any such public offering is made pursuant to the foregoing paragraph (c)(iii).

                 (f) (A) In connection with such registration statement, Western shall indemnify and hold harmless the Stockholders and the other Selling Securityholders, their officers and directors and any controlling persons of the Stockholders or the Selling Securityholders against and in respect of any losses, claims, damages or liabilities, joint or several (including legal or other fees and expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action) to which the Stockholders, Selling Securityholders or any such persons may become subject under the Securities Act or otherwise insofar as such losses, claims, damages or liabilities (or actions with respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent that any such untrue statement or omission is based upon information supplied in writing by the Stockholders or the Selling Securityholders or by any of their respective authorized representatives specifically for use in such registration statement.

                          (B)  In connection with such registration statement,
the Stockholders and (pursuant to agreements to be executed prior to the filing of the registration statement) Selling Securityholders shall jointly and severally indemnify and hold harmless Western, its officers and its directors and any controlling persons of Western against and in respect of any losses, claims, damages or liabilities, joint or several (including legal or other fees and expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action) to which Western or any such persons may become subject under the Securities Act or otherwise insofar as such losses, claims, damages or liabilities (or actions with respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that any such untrue statement or omission is based upon information supplied in writing by the Stockholders or Selling





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Securityholders or any of their respective authorized representatives specifically for use in such registration statement; provided, however, that the obligation of the Stockholders or Selling Securityholders hereunder shall be limited to an amount equal to the proceeds received by such Stockholders or Selling Securityholders upon the sale of the Class A Common Stock in the offering covered by such registration statement.

                          (C)  The indemnification obligations of the parties
hereunder shall be subject to Section 7.05 hereof and, notwithstanding any other provision of this Agreement, shall survive indefinitely and shall not be subject to any of Section 7.02(b), 7.02(c) or 7.04(b) hereof.

                          (D)  If for any reason the indemnification provided
for in the preceding clauses is unavailable to an indemnified party as contemplated by the preceding clauses, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

                 (g)      (i)     The Stockholders agree (and pursuant to
agreements to be executed prior to the filing of the registration statement, each other Selling Securityholder shall agree) not to dispose of any shares of Class A Common Stock acquired pursuant hereto (directly or indirectly) from Western except pursuant to the above-described registration statement, pursuant to a Subsequent Registration Statement as defined in Section 3.04(h)(iii) hereof, or pursuant to an applicable exemption from registration under the Securities Act, and agree that the initial share certificate(s) which the Stockholders receive from Western (and any share certificates issued upon transfers pursuant to an applicable exemption from registration under the Securities Act) may be legended with one of the following legends, as appropriate to reflect such resale restriction:

                          "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY BE REOFFERED AND SOLD ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE."

                                       or

                          "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN REGISTERED FOR RESALE UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), PURSUANT TO A REGISTRATION STATEMENT ON FORM S-3, NO. ________, DECLARED EFFECTIVE BY THE SECURITIES AND EXCHANGE COMMISSION ON ______, 1997. NO TRANSFER, SALE OR OTHER DISPOSITION OF SUCH SECURITIES MAY BE MADE UNLESS (A) A CURRENT PROSPECTUS IS DELIVERED IN CONNECTION THEREWITH AS REQUIRED BY THE ACT OR (B) AN EXEMPTION FROM SUCH REGISTRATION UNDER THE ACT IS AVAILABLE,





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                          AND, IN EITHER CASE, AN EXEMPTION FROM STATE
                          SECURITIES LAWS IS AVAILABLE."

                          (ii)    Western agrees that for a period of two years
from the Effective Date or for so long as the Stockholders or the Selling Securityholders own any shares of Class A Common Stock issued to them hereunder, whichever is shorter, but subject to the provisions of Section 4.02(c)(i), Western will (A) use its best efforts to file in a timely manner all reports required to be filed by it pursuant to the Securities Exchange Act of 1934, (B) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, and (C) at any time during such period and upon request of a Selling Securityholder, furnish such Selling Securityholder and others with such information and documents as may be reasonably necessary to enable the restricted person to effect sales of shares of Class A Common Stock received from Western or the Stockholders, in compliance with Rule 144 under the Securities Act. During such period (subject to Section 4.02(c)), Western will furnish any such Selling Securityholder, upon its request, a written statement as to Western's compliance with the public information requirements of Rule 144.

                 (h)      (i)     The registration statement shall, upon its
effectiveness but subject to paragraphs (ii), (iii) and (iv) below, be available for transactions (as described in the plan of distribution to be included in the registration statement) by Selling Securityholders (A) during the ten (10) Business Day period immediately following the date on which such registration statement shall be declared effective, and (B) subject to any obligation of a Selling Securityholder to refrain from selling or offering to sell any Shares during a Blackout Period (as hereinafter defined), for a period of two (2) years from the Effective Date (or, if shorter, the applicable holding period under Rule 144(k)). Subject to any obligation of a Selling Securityholder to refrain from selling or offering to sell any Shares during a Blackout Period, nothing contained in this Section 3.04 shall in any way limit the ability of a Selling Securityholder to sell Shares pursuant to Rule 144.

                          (ii)    Western shall be entitled to elect that the
registration statement not be usable, for a reasonable period of time, but not in excess of ninety (90) consecutive days (a "Blackout Period") during any twelve (12) month period, if Western determines in good faith that the use of such registration statement or the related prospectus would interfere with any pending financing, acquisition, corporate reorganization or any other corporate development involving Western or any of its subsidiaries (other than a corporate development described in paragraph (iii) below) or would require premature disclosure thereof, and Western promptly gives the Selling Securityholders written notice of such determination, containing a general statement of the reasons for such postponement or restriction on use and an approximation of the anticipated delay; provided, however, that Western shall not be entitled to initiate a Blackout Period unless it shall concurrently forbid purchases or sales in the open market by directors, senior executives and other affiliates of Western. Western shall give written notice to each Selling Securityholder of record of the commencement and the termination of any Blackout Period.

                          (iii)   If Western for itself or any of its security
holders shall at any time or times after the Effective Date register under the Securities Act any shares of its Class A Common Stock in an underwritten offering (other than in connection with the registration of





Execution                           - 10 -
securities issuable pursuant to an employee stock option, stock purchase or similar plan or pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act) (a "Subsequent Registration Statement") at a time when the Stockholders shall not have disposed of all of the Shares, on each such occasion Western will notify the Stockholders (who shall have the obligation to notify each Selling Securityholder) of such registration at least fifteen (15) Business Days prior to the filing of such Subsequent Registration Statement, and upon the request of any Selling Securityholder given in writing within ten (10) Business Days after the receipt of such notice by the Stockholders, Western will use its best efforts to cause any of the Shares specified by any such Selling Securityholder to be included in such Subsequent Registration Statement and underwritten offering to the extent such registration and underwritten offering is permissible under the Securities Act and subject to the conditions of the Securities Act. In connection with any such underwriting, each Selling Securityholder agrees to execute all agreements and instruments requested by the underwriter of all of the participants in such offering and which are typical in underwritten offerings, including custodial agreements, underwriting agreements, powers of attorney, deposit agreements and lock-up agreements.

         If the managing underwriters of such offering shall give written advice to Western that, in their opinion, market conditions dictate that no more than a specified maximum number of securities (the "Underwriter's Maximum Number") could successfully be included in such Subsequent Registration Statement, then: (i) Western shall be entitled to include in such Subsequent Registration Statement that number of securities which Western proposes to offer and sell for its own account in such Subsequent Registration Statement and which does not exceed the Underwriter's Maximum Number; and (ii) subject to any agreement in existence on the date hereof pursuant to which Western has granted registration rights to any Person which conflicts with the rights being granted to the Selling Securityholders pursuant to this clause (ii), Western will be obligated and required to include in such Subsequent Registration Statement that number of Shares which shall have been requested by the Selling Securityholders and by other holders of Class A Common Stock having registration rights to be included in such Subsequent Registration Statement and which does not exceed the difference between the Underwriter's Maximum Number and that number of securities which Western is entitled to include therein pursuant to clause (i) above and such number of shares shall be allocated pro rata between the Selling Securityholders and any other such holders on the basis of the number of shares requested to be included therein by the Selling Securityholders, on the one hand, and such other holders, on the other hand.

         If less than all of the Shares requested to be included in any such Subsequent Registration Statement by the Selling Securityholders can be so included due to these priority requirements, then each requesting Selling Securityholder's request shall be granted on an pro rata basis with the other requesting Selling Securityholders.

         Any Selling Securityholder who has Shares included in such Subsequent Registration Statement agrees, during the ten (10) day period prior to, and during the ninety (90) day period beginning on, the effective date of the Subsequent Registration Statement, not to sell any of its Shares pursuant to the registration statement filed pursuant to Section 3.04(b) hereof.





Execution                          - 11 -

                          (iv)    Western shall notify each Selling
Securityholder during the period that the registration statement is required to be kept effective, of Western's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such Selling Securityholder, Western shall prepare and furnish to such Selling Securityholder a reasonable number of copies of any amendment or supplement to such registration statement or related prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

         3.05    Capital Adjustment Amount.

                 (a) On the Effective Date Western shall (i) (A) contribute or cause to be contributed to the Surviving Corporation an amount in cash equal to the amount of the Partnership's and TIM's long term indebtedness, including accrued interest thereon and the current portion of any long term indebtedness, on the Effective Date ("Reimbursable Indebtedness Amount") and
(B) cause to be paid all such long term indebtedness in full in cash and (ii) cause to be paid to the Stockholders an amount of cash equal to the difference between (A)(1) $35,000,000 plus (2) the estimated aggregate amount of all capital expenditures (determined as set forth in Section 3.05(b)(i) below) actually made by the Partnership and TIM in accordance with generally accepted accounting principles, through the Effective Date (the "Reimbursable Capital Expenditures") but only to the extent such capital expenditures are described in Exhibit 4.01(r) annexed hereto or have been approved in writing by Western, plus or minus (as the case may be) (3) the estimated Working Capital (as hereinafter defined) determined as set forth in Section 3.05(b)(i) below) of the Partnership and TIM at the Effective Date, minus (B) the estimated Reimbursable Indebtedness Amount contributed to the Surviving Corporation in accordance with clause (i)(A) of this Section 3.05(a) (such difference being referred to as the "Estimated Capital Adjustment Amount").

                 (b)      (i)     At least five (5) Business Days prior to the
Effective Date, Stockholders shall deliver to Western (A) Stockholders' bona fide written estimate of the Working Capital, the Reimbursable Capital Expenditures and the Reimbursable Indebtedness Amount certified by the chief financial officer of TCLP and TIM, which estimates, unless otherwise agreed to in writing by Western, shall be, in the case of Working Capital, the Working Capital of the Partnership and TIM as shown on the then most recently prepared and available monthly balance sheets of the Partnership and TIM (such balance sheets to be prepared by the Partnership and TIM on a basis consistent with prior periods), and in the case of Reimbursable Capital Expenditures and the Reimbursable Indebtedness Amount, the actual amount thereof, such actual amount to be certified by the chief financial officer of TCLP and TIM as of the Effective Date and such certification to be accompanied by evidence reasonably satisfactory to Western as to accuracy and completedness of the amounts so certified, and (B) the unaudited financial statements of the Partnership and TIM as of, and for such portion (as requested by Western) of the fiscal year ended through, the end of the month immediately preceding the





Execution                       - 12 -

Effective Date, certified by the chief financial officer of TCLP and TIM, which financial statements shall have been prepared in accordance with generally accepted accounting principles consistently applied.

                          (ii)    The Stockholders shall deliver to Western
within forty-five (45) days after the end of the month in which the Effective Date shall have occurred balance sheets of the Partnership and TIM as of the Effective Date (the "Effective Date Balance Sheets") prepared by or on behalf of the Stockholders on a basis consistent with prior periods, and a statement of the amount of the Reimbursable Capital Expenditures, the Reimbursable Indebtedness Amount and the Working Capital as of the Effective Date. In calculating revenues and expenses for the period between the first day of the month in which the Effective Date occurs and the Effective Date, items of revenue and expense shall be calculated by multiplying the aggregate amount of each such item realized or incurred during the month in which the Effective Date occurs by a fraction, the numerator of which shall be the day of the month on which the Effective Date occurs and the denominator of which shall be the number of days in the month in which the Effective Date occurs. Western and the Stockholders shall, as promptly as practicable but in no event later than ninety (90) days following the Effective Date, determine the amount of the Working Capital, the Reimbursable Capital Expenditures and the Reimbursable Indebtedness Amount of the Partnership and TIM as of the close of business on the Effective Date. As used herein "Working Capital" means the total of the current assets of the Partnership and TIM minus the total of the current liabilities of the Partnership and TIM (other than current maturities of the Reimbursable Indebtedness Amount) at the Effective Date, as such terms are used in accordance with generally accepted accounting principles. Western and the Stockholders shall, and shall cause their respective independent certified public accountants to, give each other and their respective representatives full access to each other's books and records (which relate to or are necessary for the determination of the Reimbursable Capital Expenditures, the Reimbursable Indebtedness Amount and the Working Capital of the Partnership and
TIM) and representatives during regular business hours upon reasonable notice for the purpose of determining the Working Capital, the Reimbursable Capital Expenditures and the Reimbursable Indebtedness Amount of the Partnership and TIM at the Effective Date. The parties shall in good faith attempt to resolve any dispute concerning the amount of the Working Capital, the Reimbursable Capital Expenditures and the Reimbursable Indebtedness Amount. If the parties do not reach agreement concerning the amount of the Working Capital, the Reimbursable Capital Expenditures and the Reimbursable Indebtedness Amount within ninety (90) days following the Effective Date, then the parties shall submit the matter for resolution to a nationally recognized firm of independent certified public accountants which has not had a material relationship with either Western and its Affiliates (as hereinafter defined) or the Stockholders and their Affiliates within the preceding two years (the "Arbiter") and which is mutually agreeable to the parties. If the parties cannot agree on the selection of the Arbiter, the Arbiter shall be selected by mutual agreement of the parties' respective independent certified public accountants, or, if they cannot agree, the parties shall request the American Arbitration Association (the "AAA") to appoint the Arbiter, and such appointment by the parties' respective independent certified public accountants or the AAA, as the case may be, shall be conclusive and binding on the parties. Promptly, but no later than twenty (20) days after its acceptance of its appointment as Arbiter, the Arbiter shall determine, based solely on presentations by Western and the Stockholders, and not by independent review, only those issues concerning the Reimbursable Capital





Execution                            - 13 -

Expenditures, the Reimbursable Indebtedness Amount and the Working Capital of the Partnership and TIM at the Effective Date which are in dispute and shall render a report as to the dispute and the resulting computation of the Working Capital, the Reimbursable Capital Expenditures and the Reimbursable Indebtedness Amount, which shall be conclusive and binding upon the parties. The fees, costs and expenses of the Arbiter shall be paid one-half by Western and one-half by the Stockholders; provided, however, that the Arbiter shall have the right (but not the obligation) to reapportion the fees, costs and expenses of the Arbiter between Western and the Stockholders in accordance with the Arbiter's determination of the relative merit of the parties' respective positions on the matters in dispute. Within five (5) Business Days of the determination of the amount of the Working Capital, the Reimbursable Capital Expenditures and the Reimbursable Indebtedness Amount, whether by mutual agreement of the parties or by the Arbiter, the parties shall make the following computation: The parties shall determine the amount by which (A)(1) $35,000,000 plus (2) the Reimbursable Capital Expenditures of the Partnership and TIM at the Effective Date (as determined in accordance with this Section 3.05(b)(ii)) plus or minus, as the case may be, (3) the Working Capital of the Partnership and TIM at the Effective Date (as determined in accordance with this Section 3.05(b)(ii)) exceeds (B) the Reimbursable Indebtedness Amount of the Partnership and TIM (determined in accordance with this Section 3.05(b)(ii)); the amount so determined being referred to as the "Capital Adjustment Amount". If the Estimated Capital Adjustment Amount exceeds the Capital Adjustment Amount, the Stockholders, TCC and TCLP shall cause to be paid to the Surviving Corporation such excess in cash. If the Capital Adjustment Amount exceeds the Estimated Capital Adjustment Amount, then Western shall cause such excess to be paid to the Stockholders in cash.
Notwithstanding anything to the contrary contained in this Agreement, Western and the Stockholders agree that in determining the Working Capital and the Reimbursable Capital Expenditures pursuant to this Section 3.05(b)(ii), the amount of the accounts receivable of the Partnership at the Effective Date shall be computed in accordance with the provisions of Exhibit 3.05(b) annexed hereto. "Affiliate" shall mean, with respect to any party hereto, any corporation or other business entity which directly or indirectly through stock ownership or through any other arrangement either controls, is controlled by or is under common control with, such party. The term "control" shall mean the power to direct the affairs of such person by reason of ownership of voting stock or other equity interests, by contract or otherwise.

         3.06 TCC as Agent For Stockholders By their execution of this Agreement, each of the Stockholders agrees that any cash payment required to be made to the Stockholders hereunder may be made to TCC on behalf of and as agent for all such Stockholders. Each of the Stockholders hereby authorizes and directs the Surviving Corporation to make such payments to TCC on behalf of all such Stockholders and agrees that neither Western nor the Surviving Corporation shall have any obligation or liability with respect to the allocation of such payments or any other Merger Consideration among the Stockholders.

         3.07 Transfer Taxes. The Stockholders shall pay at the Effective Date or, if due thereafter, promptly when due, all gross receipts taxes, transfer taxes, sales taxes, stamp taxes and any other taxes (collectively, "Transfer Taxes") payable in connection with the consummation of the transactions contemplated hereby. The Stockholders shall prepare and file any tax return with respect to such Transfer Taxes; provided, however, that Western shall have the right of reasonable review and comment prior to such filing (such right to be exercised by Western within five (5)





Execution                         - 14 -

Business Days after delivery of such returns to Western, and if such right is not so exercised within such five (5) day period, Western shall be deemed to have waived such right).

         3.08 Options. If for any reason whatsoever, MCP and MCI shall have not prior to the Closing exercised or sold to the Stockholders all of their options to acquire issued and outstanding voting capital stock of TIM, all such unexercised and unsold options shall at the Effective Date automatically and without any further action on the part of TIM or the Surviving Corporation become a right solely to acquire from the Stockholders (and not Western, TIM or the Surviving Corporation) a portion of the Merger Consideration and shall no longer represent a right to acquire capital stock in TIM or the Surviving Corporation. By their execution of this Agreement each of MCP and MCI agrees to be bound by the terms of this Section 3.08 and confirm that on and after the Effective Date they shall have no further rights of any nature whatsoever as an option holder or securityholder of the Surviving Corporation. Each of MCP, MCI and the Stockholders hereby agree that on or prior to the Effective Date, neither TIM nor the Surviving Corporation shall have any further rights or obligations under the Securityholders' Agreement whatsoever.

         3.09 Inter-company Accounts Receivable and Accounts Payable. On or prior to the Effective Date, but in any event prior to the consummation of the Merger, TIM, each of the Stockholders, TCC, TCLP and the Partnership shall, and each of them shall cause each of their respective Affiliates to, cause all accounts receivable, accounts payable and other inter-company indebtedness owed to or by the Partnership or TIM to any of the Partnership's or TIM's Affiliates to be canceled, satisfied and released in all respects so that no further liabilities or obligations with respect thereto shall survive the Merger; provided, however, that the foregoing provision of this Section 3.09 shall in no event require the Stockholders, TIM, TCC, TCLP or the Partnership to satisfy any indebtedness that is to be satisfied in accordance with Section 3.05(a) hereof.

                                   ARTICLE 4

                            COVENANTS AND AGREEMENTS

         4.01 Covenants of TIM, the Partnership, the Stockholders, TCC and TCLP. Each of TIM, the Partnership, each of the Stockholders, TCC and TCLP, jointly and severally, covenant and agree from and after the execution and delivery of this Agreement to and including the Effective Date as follows:

                 (a) Consummate Transactions. Each of TIM, the Partnership, each of the Stockholders, TCC and TCLP shall use its best efforts to cause the transactions contemplated by this Agreement to be consummated in accordance with the terms hereof, and, without limiting the generality of the foregoing, use its best efforts to obtain all necessary approvals, consents, permits, licenses and other authorizations required in connection with this Agreement and the transactions contemplated hereby of third parties including all governmental authorities and agencies such as the FCC, and any state public utilities or public service commission, and to make all filings with and to give all notices to third parties which may be necessary or reasonably required of TIM, the Partnership, the Stockholders, TCC or TCLP in order to consummate the transactions contemplated hereby, including the Merger.





Execution                         - 15 -

                 (b)      Full Access.   Each of TIM, the Partnership, the
Stockholders, TCC and TCLP shall give to Western and its agents and representatives (including its independent auditors and attorneys) reasonable access (such access not to interfere unreasonably with the Businesses), during normal business hours and upon reasonable notice as described below, to all of TIM's, the Partnership's, the Stockholders', TCC's and TCLP's personnel, premises, properties, assets, financial statements and records, books, contracts, documents and commitments of or relating to TIM, the Partnership, the Businesses or the assets used in the Businesses, and shall furnish Western and its agents and representatives with all such information concerning the affairs of TIM, the Partnership, the Stockholders, TCC and TCLP as Western may reasonably request. In addition, each of TIM, the Partnership, each of the Stockholders, TCC and TCLP shall permit Western's accountants to conduct an audit (at Western's expense) of the books and records of TIM and the Partnership and, to the extent relating to TIM and the Partnership, the books and records of the Stockholders, TCC and TCLP, in each case in such detail as Western may reasonably require. Western shall contact either Lewis, Viehweg or any other person(s) designated by TCC, on behalf of TIM, the Partnership, the Stockholders, TCC and TCLP, to arrange for Western's personnel, agents and representatives visiting any premises, personnel, agents or representatives of TIM, the Partnership, the Stockholders, TCC or TCLP, such visits to be arranged for by such persons not later than three (3) Business Days of Western's request therefor.

                 (c) Ordinary Course. The Partnership and TIM shall, and each of TIM, each of the Stockholders, TCC and TCLP shall cause the Partnership and TIM to, conduct its Businesses only in the ordinary course and consistent with past practices. Without limiting the foregoing, the Partnership and TIM shall, and each of TIM, each of the Stockholders, TCC and TCLP shall cause the Partnership and TIM to, (i) continue to expend funds for sales promotion and marketing and to pay its bills and other obligations, all in the ordinary course of business consistent with past practices; and (ii) make all capital expenditures described on or set forth in Exhibit 4.01(r) annexed hereto or which Western otherwise consents to in writing and agrees in writing to include as Reimbursable Capital Expenditures hereunder. Without limiting the foregoing, the Partnership and TIM shall not, and none of TIM, any of the Stockholders, TCC or TCLP shall cause or permit the Partnership or TIM to, without the prior written consent of Western, such consent not to be unreasonably withheld, (A) incur any material liability, absolute or contingent, other than current liabilities arising in the ordinary course of business or pursuant to Contracts in existence on the date hereof and set forth or described in Exhibit 5.01(s) annexed hereto or hereafter entered into as permitted pursuant to this Agreement, including TIM's indebtedness to TCC in the original principal amount of $200,000 upon TIM's acquisition of TCC's ownership interests in the Partnership as contemplated hereby, and other than additional draws under the Loan Agreement referenced in item 2 of Exhibit 5.01(p) hereto; (B) assume, guarantee, change any existing guarantee, endorse or otherwise as an accommodation become responsible for obligations of any other individual or entity (except by endorsement for collection or deposit of negotiable instruments received in the ordinary course of business and except pursuant to agreements or binding commitments in existence on the date hereof and set forth or described in Exhibit 5.01(s) annexed hereto); (C) other than in the ordinary course of business and in amounts not exceeding $25,000 in the aggregate, make any loans or advances to any individual or entity; (D) sell, transfer, convey, mortgage, pledge, hypothecate or subject to any lien, claim, security interest, charge, encumbrance, restriction, title retention agreement or any liability or claim of any nature (all of the foregoing,





Execution                            - 16 -
collectively "Liens") any of the Businesses or the assets used in the Businesses except for sales of subscriber equipment or retirements of old or obsolete equipment (such retired equipment to be replaced with equipment of equivalent cost and utility) in the ordinary course of business or pursuant to agreements or binding commitments in existence on the date hereof and set forth or described in Exhibit 5.01(s) annexed hereto or Liens which in the aggregate are not material and have been incurred in the ordinary course of business and which Liens will be released on or prior to the Effective Date; (E) intentionally waive or compromise any right or claim for any amount in excess of $25,000; (F) cancel, without fair consideration, any note, loan or other material obligation owing to it; (G) enter into, or extend or renew, any Contract with (1) except for Contracts having an annual cost of less than $5,000 for any single Contract and $50,000 for all such Contracts, any Person (as hereinafter defined) which is not terminable at will on not more than thirty (30) days' notice and without material liability, or (2) except for TIM's purchase of TCC's ownership interest in the Partnership (including the 1% general partnership interest) for $200,000 as contemplated hereby, the Partnership, TIM, any Stockholder, TCC or TCLP or any Affiliates of any of the foregoing; (H) make any increase in the compensation payable or to become payable by the Partnership or TIM to any of its officers, employees, agents or consultants except for routine increases made in the ordinary course of business consistent with past practices, which in any event shall not exceed five (5%) percent; (I) make any arrangement for any new or additional, or amend or extend any existing, profit-sharing plan, retirement plan, bonus plan, severance arrangement, employee benefit plan, or any similar plan, or make or agree to make any change to any such plan if the result thereof increases any benefits paid or payable thereunder to any Person; (J) except as required by law, enter into any collective bargaining agreement, or make any commitment whatsoever to any union or other representative or party which intends to represent any employees; (K) extend the maturity date of or renew any (1) indebtedness for borrowed money or for the deferred purchase price of property or services or evidenced by notes, bonds or other instruments, (2) lease obligations which would normally be capitalized under generally accepted accounting principles, or (3) obligations under direct or indirect guarantees of (including obligations (contingent or otherwise) to assure a creditor against loss in respect of) indebtedness or obligations of others of types referred to in subclauses (1) and (2) above (the obligations specified in this clause (K) are collectively referred to herein as "Indebtedness"), if such Indebtedness will survive the Effective Date; (L) prior to its stated maturity any Indebtedness or any lease or rental or any other amounts; or (M) enter into any reseller agreements or any agent agreements other than in the ordinary course of business consistent with past practice and only so long as such agreements are terminable at will, without penalty, by the Partnership or TIM upon not more than thirty (30) days' notice. As used herein the term "Person" means any general or limited partnership, corporation, joint venture, trust, business trust, governmental agency, cooperative, association, individual or other entity, and heirs, executors, administrators, legal representatives, successors and assigns of such person.

                 (d)      TCC's and TCLP's Partnership Interests.

                          (i)     Prior to the Effective Date, TCLP shall
transfer, assign and deliver all of its right, title and interest in and to the Partnership Interest to TIM in exchange for and redemption of the limited partnership interests in TCLP owned by TIM.





Execution                           - 17 -

                          (ii)    Prior to the Effective Date, TCC shall
transfer , assign and deliver to TIM all of its right, title and interest in and to its one (1%) percent general partnership interest in the Partnership in exchange for $200,000, which amount may at TIM's election, be paid by delivering TIM's promissory note in such principal amount, such note to be paid and satisfied in full at or prior to the Closing Date.

                 (e) Preserve Goodwill. The Partnership and TIM shall, and each of TIM, each of the Stockholders, TCC and TCLP shall cause the Partnership and TIM to, use its diligent efforts to preserve the Businesses and the goodwill of suppliers, subscribers and others dealing with the Partnership, and to retain the services of the employees of the Partnership and TIM and to maintain the goodwill of such employees.

                 (f) Compliance with Law. Each of TIM, the Partnership, each of the Stockholders, TCLP and TCC shall comply in all material respects with all applicable laws, rules, ordinances, regulations, codes, orders, decrees, licenses and permits of all applicable jurisdictions and governmental authorities or agencies relating to it, to its properties (including the Businesses and the assets used in the Businesses) or to the conduct of the Businesses.

                 (g) Approvals, Consents. Each of TIM, the Partnership, each of the Stockholders, TCC and TCLP shall obtain and maintain in full force and effect all approvals, consents, permits, licenses and other authorizations, from all appropriate Federal, state and local governmental agencies or authorities necessary or required for the operation of the Businesses as presently conducted, as and when such approvals, consents, permits, licenses or other authorizations are necessary or required except, in the case of non-material approvals, consents, permits, licenses or other authorizations of state and local governmental agencies and authorities, where such failure would not have a material adverse effect on the Partnership, its financial condition, prospects, the Businesses or the assets used in the Businesses. The parties shall consult with one another as to the general approach to be taken with any governmental authority or agency with respect to obtaining any necessary consent of such governmental agency or authority to the transactions contemplated hereby, and each of the parties shall keep each other party reasonably informed as to the status of any such communications with any governmental authority or agency. None of TIM, the Partnership, any of the Stockholders, TCC or TCLP shall, with respect to the Businesses or the assets used in connection with the Businesses, make any material commitments (other than those typical in the wireless telephone industry) relating to any approval, consent, permit or license to any governmental authority or agency without the prior written consent of Western.

                 (h) No Transfer. Except as described herein, none of TIM, the Partnership, the Stockholders, TCC or TCLP shall (i) sell, transfer, assign or dispose of, or offer to, or enter into an agreement to, sell, transfer, assign or dispose of any of the Businesses or any of the assets used in the Businesses or negotiate therefor, other than sales of such of the assets used in the Businesses that are immaterial or that are no longer useable in the Businesses or which are being replaced with assets of comparable quality and utility in the ordinary course of business consistent with past practice or
(ii) create, incur or suffer to exist any Lien of any nature whatsoever or enter into any restriction on transfer or grant any right of first refusal relating to the Businesses or the assets used





Execution                          - 18 -
in the Businesses, other than Liens not in the aggregate material to the business or financial condition of such entity and which Liens will be terminated on or prior to the Effective Date.

                 (i) Insurance. From the date hereof through the Effective Date, the Partnership and TIM shall, and each of TIM, each of the Stockholders, TCC and TCLP shall cause the Partnership and TIM to, maintain in full force and effect (including necessary renewals thereof) all of the insurance policies relating to the Partnership and TIM set forth on Exhibit 5.01(i) annexed hereto existing on the date hereof. From and after the Effective Date, each of the Stockholders shall take all action that may be necessary to cause the coverage under such policies to continue in full force and effect after the Effective Date with respect to occurrences prior to the Effective Date and shall take all actions necessary to preserve or protect rights under any such policies with respect to any claim against the Partnership or TIM arising out of the Businesses or the assets used in the Businesses prior to the Effective Date. The Partnership and TIM shall, and each of TIM, each of the Stockholders, TCC and TCLP shall cause the Partnership and TIM to, provide Western with information and records regarding all claims pending with respect to the Businesses or the assets used in the Businesses and agree to provide to Western any additional information and records Western may reasonably require regarding such claims.

                 (j) No Amendments or Issuance of Additional Shares. Neither of TIM or the Partnership shall, and none of TIM, any of the Stockholders, TCC or TCLP shall cause or permit the Partnership or TIM to, amend its charter, by-laws, partnership agreement, or comparable governing instrument, which amendment would have a material adverse effect on the Businesses, the assets used in the Businesses, or the transactions contemplated by this Agreement or which would require any additional consents or approvals of the transactions contemplated by this Agreement. Neither of TIM or the Partnership shall, and none of TIM, any of the Stockholders, TCC or TCLP shall cause or permit the Partnership or TIM to, issue or sell any shares of its capital stock, partnership interests or other securities, or issue options, warrants or rights of any kind to acquire, or any securities convertible into, exchangeable for or representing a right to purchase or receive, or enter into any contract, plan, understanding or arrangement with respect to the issuance of, any stock-based or stock-related awards or other equity- based awards, shares of its capital stock, partnership interests or other equity or other securities, or enter into any arrangement or contract with respect to the purchase or voting of shares of its capital stock, partnership interests or other equity, or adjust, split, combine or reclassify any of its securities, or make any other changes in its capital structure, if any such issuance, sale, contract, plan, understanding, arrangement, adjustment, split, combination, reclassification or changes would require any additional approvals of the transactions contemplated by this Agreement or would otherwise adversely affect the transactions contemplated by this Agreement.

                 (k) Condition of Assets. The Partnership and TIM shall, and each of TIM, each of the Stockholders, TCC and TCLP shall cause the Partnership and TIM to, use its diligent efforts to preserve the Partnership's and TIM's assets intact and, from time to time, to make all necessary repairs thereto, so that the Businesses may be conducted in the ordinary course of business and consistent with past practices.





Execution                           - 19 -

                 (l) Books and Records. The Partnership and TIM shall, and each of TIM, each of the Stockholders, TCC and TCLP shall cause the Partnership and TIM to, maintain the Partnership's books, accounts and records in the usual manner, on a basis consistent with prior years and in accordance with generally accepted accounting principles.

                 (m) Notice of Claims. TCC shall give written notice to Western promptly upon the commencement of any action, investigation, arbitration or proceeding (including any proceeding before any governmental agency), or promptly upon obtaining knowledge of any facts giving rise to a threat of any such action, investigation, arbitration or proceeding (i) which would, if adversely determined, materially and adversely affect (A) the ability of any of the parties hereto to consummate the transactions contemplated hereby or (B) the business or financial condition of the Partnership or TIM, any Business or the assets used in the Businesses or (ii) where the amount involved exceeds $25,000.

                 (n) Certain Actions. None of TIM, the Partnership, any of the Stockholders, TCC or TCLP shall take any action or refrain from taking any action which would materially interfere with or preclude the consummation of the transactions contemplated by this Agreement, result in any of the representations and warranties of any party hereto contained herein being incorrect or incomplete in any material respect, or result in any of the conditions to Western's obligation to consummate the transactions contemplated by this Agreement as set forth in Section 6.01 hereof being unsatisfied in accordance with the terms hereof.

                 (o) Distributions and Other Payments. Neither the Partnership nor TIM shall, and none of TIM, the Stockholders, TCC or TCLP shall cause or permit the Partnership or TIM to, declare or make any distributions or other payments (whether of loans or otherwise) to any Stockholder or partner of TIM or the Partnership or to any Affiliate of any thereof.

                 (p) Notice of Breaches. Each of TIM, the Partnership, the Stockholders, TCC and TCLP shall, promptly after obtaining knowledge of the occurrence of, or the impending or threatened occurrence of, any event which would cause or constitute a breach of any warranties, representations, covenants or agreements of any of TIM, the Partnership, any Stockholder, TCC or TCLP contained in this Agreement, give notice in writing of such event or occurrence or impending or threatened event or occurrence, to Western and use its diligent efforts to prevent or promptly to remedy such breach.

                 (q) Material Contracts. Neither the Partnership nor TIM shall, and none of TIM, any of the Stockholders, TCC or TCLP shall cause or permit the Partnership or TIM to, default in any material respect under, or breach any term or provision of, or suffer or permit to exist any condition or event which, after notice or lapse of time, or both, would constitute a material default under, any Contract listed on Exhibit 5.01(s) annexed hereto or which are entered into after the date hereof and prior to the Effective Date as permitted by Section 4.01(c) and which would have been listed on such
Exhibit if they were in effect on the date hereof.

                 (r) Capital Expenditures. Following the date hereof and prior to the Effective Date, the Partnership and TIM shall, and each of TIM, each of the Stockholders, TCC and TCLP shall cause the Partnership and TIM to, make the capital expenditures of the type and in the





Execution                           - 20 -
amounts set forth on Exhibit 4.01(r) annexed hereto and such other Capital Expenditures to which Western shall consent in writing and agree in writing to include as Reimbursable Capital Expenditures hereunder.

                 (s) Notification of Change. Each of TIM, the Partnership, each of the Stockholders, TCC and TCLP shall advise Western promptly in writing of (i) any event, condition or state of facts, including any action, suit or proceeding, which has had or would have a material adverse effect on the business or financial condition of the Partnership or TIM or on the Businesses, on the assets used in the Businesses or on the transactions contemplated by this Agreement or (ii) the commencement of any action, suit or proceeding which seeks to enjoin the consummation of the transactions contemplated hereby.

                 (t) Retention of Records. On the Effective Date, each of TIM, the Partnership, each of the Stockholders, TCC and TCLP shall deliver to Western all books, contracts and records relating to TIM, the Partnership, the Businesses or the assets used in the Businesses; provided, however, that the Stockholders shall be entitled to retain a copy of all books, accounting and other records following the Effective Date for all proper purposes incidental to the transactions contemplated hereby. Western agrees that after the Effective Date all books, contracts and records relating to TIM, the Partnership, the Businesses and the assets used in the Businesses prior to the Effective Date, shall for a period of five (5) years following the Effective Date or, if later, up to the termination of the statute of limitations for any matter with respect to which TIM, the Partnership, the Stockholders, TCC or TCLP are indemnifying Western and its Affiliates hereunder, be available at the written request of and at the expense of the Stockholders, TCC and TCLP during regular business hours to the Stockholders, TCC and TCLP and their authorized representatives, accountants and attorneys for any reasonable business purpose. All information so made available to, or retained by, any Stockholder, TCC or TCLP after the Effective Date shall be held in confidence by such Person in accordance with Section 9.11 hereof. In addition, for a period of five (5) years after the Effective Date, at the written request and expense of Western, each of the Stockholders, TCC and TCLP shall make available to Western copies of any documents not theretofore delivered to Western relating to any potential or actual tax liabilities of the Partnership or TIM for any periods ending on or prior to the Effective Date.

                 (u) Interim Financial Statements and Statistical Summaries. Between the date of this Agreement and the Effective Date, TCC shall cause the Partnership and TIM to deliver to Western (i) as soon as practicable but no later than forty-five (45) days after the end of each calendar month with respect to the Partnership and TIM unaudited financial statements ("Interim Financial Statements") for the most recent month and the interim period then ended and (ii) within ten (10) Business Days after the end of each calendar month with respect to the Partnership and TIM interim statistical summaries (the "Interim Statistical Summaries") for the most recent month and interim period then ended, which summaries will be in scope and format substantially identical to the Statistical Summaries (as hereinafter defined).

                 (v) No Termination or Settlement. Without the prior written consent of Western, which consent shall not be unreasonably withheld, neither the Partnership nor TIM shall, and none of TIM, the Stockholders, TCC or TCLP shall cause or permit the Partnership or TIM to,





Execution                          - 21 -
terminate any agent or settle any dispute with any agent if such termination or settlement would cause Western to have any continuing obligation after the Effective Date with respect thereto.

                 (w) Training. At the request of Western, TCC shall cause Western's employees and agents to be trained in the use of the Partnership's or TIM's billing system, such training to be provided at the Partnership's or TCLP's premises at mutually convenient times so as not to disrupt the Businesses and at no cost to Western. In addition, each of TIM, the Partnership, each of the Stockholders, TCC and TCLP shall, at the request of Western, use all commercially reasonable efforts to assist, and shall cause its employees, agents, officers and subcontractors to assist, Western in converting and transferring the Partnership's or TIM's subscribers to Western's billing system so that at the Effective Date or as soon thereafter as is reasonably practicable all of the Partnership's or TIM's subscriber information shall have been transferred and converted to Western's billing system.

                 (x) No Actions by TIM. Prior to acquiring 100% of the ownership interests in the Partnership as contemplated hereby, TIM shall not, and the Stockholders shall not cause or permit TIM to, enter into any Contracts, conduct any business or operations, hire any employees, acquire any assets (other than the Partnership Interest and TCC's interest in the Partnership (including the 1% general partnership interest)), take any actions whatsoever or subject itself to any liability or obligation, whether accrued, absolute or contingent, except (i) such actions as may be necessary to consummate the transactions contemplated herein, which actions TIM shall, and the Stockholders shall cause TIM to, perform, including accepting the assignment and transfer of the Partnership Interest and TCC's partnership interest in TCLP (including the 1% general partnership interest) prior to the consummation of the Merger, or, (ii) following the transfer to TIM of the Partnership Interest and TCC's partnership interest in the Partnership (including the 1% general partnership interest), such actions as the Partnership would be permitted to take pursuant to this Agreement as such actions relate to the Businesses or assets of the Partnership.

                 (y) Reimbursable Indebtedness Amount. TCLP, TCC and the Stockholders jointly and severally represent, warrant, covenant and agree that the Reimbursable Indebtedness Amount of the Partnership and TIM at the Effective Date shall not exceed the amount of $35,000,000 plus the Reimbursable Capital Expenditures of the Partnership and TIM at the Effective Date, less, if the estimated Working Capital on the Effective Date is a negative number, such estimated amount.

         4.02 Covenants of Western and Western Sub. Western and Western Sub, jointly and severally, covenant and agree that from and after the execution and delivery of this Agreement to and including the Effective Date as follows:

                 (a) Consummate Transactions. Western shall use its best efforts to cause the transactions contemplated by this Agreement to be consummated in accordance with the terms hereof, and, without limiting the generality of the foregoing, to obtain all necessary consents and authorizations of third parties, including the approval of this Agreement and the transactions contemplated hereby by all governmental authorities and agencies, including the FCC and any state public utilities or public service commission, and to make all filings with and to give all notices to





Execution                         - 22 -
third parties which may be necessary or reasonably required of Western in order to consummate the transactions contemplated hereby.

                 (b) Western and Western Sub Not to Control. Notwithstanding any provision of this Agreement that may be construed to the contrary, pending the Effective Date, TIM, the Stockholders, TCC and TCLP shall maintain actual (de facto) and legal (de jure) control over the Partnership, TIM and the Businesses. Specifically, the responsibility for the operation of the Partnership, TIM and the Businesses shall, pending the Effective Date, reside with TIM, the Stockholders, TCC and TCLP, including responsibility for the following matters: (i) access to and the use of the facilities of and equipment owned by the Partnership or TIM; (ii) control of the daily operation of the Partnership or TIM; (iii) creation and implementation of policy decisions; (iv) employment and supervision of employees; (v) payment of financing obligations and expenses incurred in the operation of the Partnership or TIM; (vi) receipt and distribution of monies and profits derived from the operation of the Partnership or TIM; and (vii) execution and approval of all contracts and applications prepared and filed before regulatory agencies.

                 (c)      Class A Common Stock.

                          (i)     Western shall not, for a period of two (2)
years from the Effective Date or for so long as the Stockholders or the Selling Securityholders own any shares of such Class A Common Stock issued to them hereunder, whichever is shorter, deregister the Class A Common Stock registered pursuant to Section 12(b) or 12(g) of the Exchange Act or delist the Class A Common Stock from trading on one of any of NASDAQ, NYSE or AMEX, unless Western is concurrently listing such stock on another such exchange; provided, however, that nothing contained in this Section 4.02(c) shall be deemed to prevent Western from deregistering the Class A Common Stock registered pursuant to Section 12(b) or 12(g) of the Exchange Act or delisting the Class A Common Stock from trading on the NASDAQ, NYSE or AMEX in connection with a "going private" transaction pursuant to Rule 13e-3 of the Exchange Act or as a result of a merger or consolidation of Western or other transaction in which substantially all of the assets or capital stock of Western is acquired by a third party.

                          (ii)    Western further covenants and agrees that at
the time of issuance of the shares of Class A Common Stock to the Stockholders pursuant to Section 3.02 hereof and for so long as the registration statement contemplated by Section 3.04(b) hereof is required to remain effective, Western shall principally be engaged in the business of mobile communications. Western agrees to provide Selling Securityholders with such quantity of prospectuses to which such registration statement relates (each a "Prospectus") as Selling Securityholders shall reasonably request. Western agrees to notify Selling Securityholders of (A) the issuance or threatened issuance of any stop order or other order preventing or suspending the use of any Prospectus, (B) any suspension or threatened suspension of the use of any Prospectus in any state,
(C) any proceedings commenced or threatened to be commenced by the SEC or any state securities commission which would result in the issuance of such stop order or other order or suspension of use, or (D) request by the SEC to supplement or amend any Prospectus after the effectiveness of such registration statement. Western agrees to use its best efforts to prevent or promptly remove any stop order or other order preventing or suspending the use of any Prospectus during the required period of





Execution                          - 23 -
effectiveness for a registration statement hereunder and to comply with any such request by the SEC to amend or supplement any Prospectus.

         4.03 Governmental Filings. Each of TIM, the Partnership, each of the Stockholders, TCC and TCLP, jointly and severally, and Western covenant and agree from and after the execution and delivery of this Agreement to and including the Effective Date as follows:

                 (a) It is understood that the consummation of this transaction is subject to prior approval of the FCC and may be subject to the prior approval of one or more state regulatory commissions. The parties shall use their best efforts to file with the FCC and any relevant state agency or agencies, as soon as practicable following the date hereof and in no event later than ten (10) Business Days from the date hereof, a joint application requesting the approval of the FCC to the transactions contemplated hereby, including the transfer of control of the Partnership. Each of the parties hereto shall diligently take or cooperate in the taking of all steps which are necessary or appropriate to expedite the prosecution and favorable consideration of such applications. The parties covenant and agree to undertake all actions reasonably requested by the FCC or other regulatory authority and to file such material as shall be necessary or required to obtain any necessary waivers or other authority from the FCC or such state agency or agencies in connection with the foregoing applications.

                 (b) Within fifteen (15) Business Days of the date of execution hereof, Western and the Stockholders shall file, or cause to be filed, with the Federal Trade Commission and the Antitrust Division of the Department of Justice any and all reports or notifications which are required to be filed under the HSR Act or other Federal law or administrative regulations.

         4.04 Cooperation. Each of TIM, the Partnership, each of the Stockholders, TCC and TCLP, jointly and severally, and Western agree to cooperate with and to take all actions reasonably requested by the other so as to minimize, to the extent possible, any disruption to any of the Partnership's or TIM's operations upon the Effective Date and, in connection therewith, each of TIM, the Partnership, each of the Stockholders, TCC and TCLP shall provide, subject to the last sentence of Section 4.01(b) hereof, Western with reasonable access to its employees and facilities prior to the Effective Date, and shall cause such employees, agents, advisors, subcontractors and representatives to work with Western and its employees, agents, advisors, subcontractors and representatives for purposes of planning for and implementing the transfer of control of the Businesses and the assets used in the Businesses to Western on the Effective Date.

         4.05 Stockholder Liability Prior to Effective Date. The obligations of the Stockholders hereunder to perform their obligations hereunder prior to the Effective Date shall, prior to the Effective Date and, except for Western's rights under Section 9.02 hereof, be nonrecourse to the Stockholders except to the extent of their respective ownership interests in TIM; it being the agreement of the parties that neither Western nor Western Sub shall, prior to the Effective Date, have recourse to the assets of the Stockholders other than their ownership interests in TIM in order to satisfy any liabilities of the Stockholders arising hereunder prior to the Closing Date.





Execution                           - 24 -

                                   ARTICLE 5

                         REPRESENTATIONS AND WARRANTIES

         5.01 TIM's, the Partnership's, the Stockholders', TCC's and TCLP's Representations and Warranties. Each of TIM, the Partnership, each of the Stockholders, TCC and TCLP, jointly and severally, represent and warrant to Western and Western Sub, which representations and warranties shall survive the execution and delivery of this Agreement and the consummation of the transactions herein contemplated, as follows:

                 (a) Due Organization. Each of TCC and TIM is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of TCLP and the Partnership is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of TIM, the Partnership, the Stockholders, TCC and TCLP has all requisite corporate or partnership, as the case may be, power and authority, or in the case of the Stockholders who are natural persons, the capacity, to own, operate and lease its property and to carry on its business as now conducted. Each of TIM, the Partnership, TCC and TCLP is duly qualified to do business and is in good standing in all states where the conduct of its business or the ownership of its properties makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on such Person, its financial condition or business, or the transactions contemplated hereby. The certificates of incorporation, by-laws, minute books, stock certificate books, stock transfer ledgers or partnership agreements, as applicable, of TIM, the Partnership, TCC and TCLP to be delivered to Western pursuant to this Agreement will be true, correct and complete as of the date of delivery thereof.

                 (b) TIM Shares. The Stockholders are the record and beneficial owners of all of the TIM Shares and the TIM Shares constitute all of the issued and outstanding shares of capital stock of TIM. The TIM Shares are duly authorized, duly issued, fully paid and non-assessable. Except for options held by MCP and MCI to purchase in the aggregate up to 80.31% of the issued and outstanding capital stock of TIM and except for the Securityholders' Agreement referenced in Exhibit 5.01(p), there are no outstanding subscriptions, options, warrants, rights or convertible or exchangeable securities issued by the Stockholders or TIM or other agreements or commitments to which either the Stockholders or TIM is a party of any character relating to the issued or unissued capital stock or other securities of TIM, including any agreement or commitment obligating either the Stockholders or TIM to issue, deliver or sell, or cause to be issued, delivered or sold, shares of capital stock or other securities of TIM or obligating the Stockholders or TIM to grant, extend or enter into any subscription, option, warrant, right or convertible or exchangeable security, right of first refusal, right to receive notification of the transactions contemplated hereby or other similar agreement or commitment with respect to TIM, or obligating TIM to make any payments pursuant to any stock based or stock related plan or award.

                 (c)      TCC's and TCLP's Partnership Interests.   On the date
hereof, TCC and TCLP are the sole general and limited partners of the Partnership. On or prior to the Effective Date, all of the general and limited partnership interest(s) in the Partnership will be transferred to TIM and as a result TIM will be the owner of all Businesses and all of the assets of the





Execution                          - 25 -

Partnership. Each of TCC and TCLP owns its interest in the Partnership free and clear of all Liens, voting rights agreements, restrictions on transfer and rights of first refusal, direct or indirect, whether accrued, absolute, contingent or otherwise except as disclosed on Exhibits annexed hereto, each of which will be released and terminated on the Effective Date. Subject to the approval of the FCC, the termination of the required waiting period (if any) under the HSR Act, and the receipt of all other consents, approvals, orders or authorizations of, or registrations, qualifications or filings with, any governmental authority which are required to be obtained in connection with the consummation of the transactions contemplated hereby and which are described on Exhibits annexed hereto, TCC and TCLP have full right, power and authority to consummate the transactions contemplated hereby. There are no outstanding subscriptions, options, warrants, rights or convertible or exchangeable securities issued by TCC, TCLP, TIM or the Partnership or other agreements or commitments to which either TCC, TCLP, TIM, the Stockholders or the Partnership is a party of any character relating to partnership interests in the Partnership, including any agreement or commitment obligating TCC, TCLP, TIM, the Stockholders or the Partnership to issue, deliver or sell, or cause to be issued, delivered or sold, equity interests in the Partnership or obligating TCC, TCLP, TIM, the Stockholders or the Partnership to grant, extend or enter into any subscription, option, warrant, right or convertible or exchangeable security, right of first refusal, right to receive notification of the transactions contemplated hereby or other similar agreement or commitment with respect to the Partnership, or obligating the Partnership to make any payments pursuant to any equity-based plan or award. True and correct copies of (i) the Agreement of Limited Partnership by and among Triad Cellular Corporation and Triad Cellular L.P. dated May 3, 1993 (the "TMLP Limited Partnership Agreement") and (ii) the Agreement of Limited Partnership by and among Triad Cellular Corporation and Triad Investment Texas, Inc. dated September 25, 1992 (the "TCLP Limited Partnership Agreement") have heretofore been delivered to Western.

                 (d) Power and Authority; No Violation. Each of TIM, the Partnership, the Stockholders, TCC and TCLP has full power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement and all transactions contemplated hereby have been duly and validly authorized by all necessary action on the part of each of TIM, the Partnership, each Stockholder, TCC and TCLP and this Agreement constitutes a legal, valid and binding obligation of each of such Persons enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally. Neither the execution, delivery or performance of this Agreement by any of TIM, the Partnership, any Stockholder, TCC or TCLP, nor the consummation of the transactions contemplated hereby will, with or without the giving of notice or the passage of time, or both (i) conflict with, result in a default or loss of rights (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any Lien, pursuant to (A) any provision of the certificate of incorporation, by-laws or partnership agreement, stockholders agreement or other constituent documents of any of TIM, the Partnership, any Stockholder, TCC or TCLP, including the TMLP Limited Partnership Agreement or the TLCP Limited Partnership Agreement; (B) any material note, bond, indenture, mortgage, deed of trust, Contract, agreement, lease or other instrument or obligation to which any of TIM, the Partnership, any Stockholder, TCC or TCLP or its properties may be bound or affected; or (C) any law, order, judgment, ordinance, rule, regulation or decree to which any of TIM, the Partnership, any Stockholder, TCC or TCLP is





Execution                           - 26 -
a party or by which its properties are bound or affected; or (ii) give rise to any right of first refusal or similar right with respect to any interest, or any properties or assets, of any of TIM, the Partnership, any Stockholder, TCC or TCLP. Except as described on Exhibit 5.01(d) annexed hereto, no permit, consent, filing or approval of any third party is required to be obtained or made by any of TIM, the Partnership, any Stockholder, TCC or TCLP in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby in order to (A) render this Agreement and the transactions contemplated hereby valid and effective,
(B) enable TIM, TCC and TCLP to transfer the Partnership Interest owned by TCLP and the one (1%) percent general partnership interest of TCC in the Partnership to TIM as contemplated hereby (except that the consent of the lenders under the Loan Agreement referenced in item 2 of Exhibit 5.01(p) hereto is necessary in order for TIM to acquire the partnership interests in the Partnership) and (C) enable the parties hereto to consummate the Merger and the transactions contemplated hereby. None of TIM, the Partnership, any Stockholder, TCC or TCLP has granted any powers of attorney granting to any Person the right to bind such Person other than those to be released on or prior to the Effective Date or those which do not relate to the Businesses, the assets used in the Businesses or the transactions contemplated hereby. .

                 (e) Financial Statements. Exhibit 5.01(e) annexed hereto contains a list of audited and unaudited financial statements of each of TIM and the Partnership for the periods indicated on such Exhibit 5.01(e) (the "Operating Financial Statements") and a list of Key Statistical Summaries of each of TIM and the Partnership for the periods indicated on such Exhibit 5.01(e) (the "Statistical Summaries"). True and complete copies of each item listed thereon have previously been delivered to Western. The Operating Financial Statements are, and the Interim Financial Statements will be, true and correct in all material respects, have been or will be prepared from the books and records of each of TIM and the Partnership and fairly present or will fairly present the financial position of TIM and the Partnership in a manner consistent with prior periods as of the dates of such statements and the results of its operations and statements of cash flow for the year or interim period then ended, in each case in conformity with generally accepted accounting principles applied on a basis consistent with past practices. The Statistical Summaries are, and the Interim Statistical Summaries will be, true and correct in all material respects and have been or will be prepared from the books and records of TIM and the Partnership in a manner consistent with prior periods. Neither the Partnership nor TIM has incurred nor is it subject to any liabilities or obligations, whether accrued, absolute or contingent, which are in the aggregate material to the Businesses or its financial condition which have not been (i) reflected or accrued against in the Operating Financial Statements, (ii) incurred since the date of the latest Operating Financial Statements as permitted by Section 4.01(c) hereof and will be reflected on the Interim Financial Statements or the Effective Date Balance Sheet, as the case may be, or (iii) reflected in the Exhibits annexed hereto.

                 (f) Legal Matters. Except as set forth on Exhibit 5.01(f) annexed hereto, there is no claim, legal action, counterclaim, suit, arbitration, governmental investigation or other legal, administrative or tax proceeding, nor any order, writ, injunction, decree or judgment (collectively, the "Legal Matters"), in progress or pending, or to the knowledge of any of TIM, the Partnership, any of the





Execution                          - 27 -

Stockholders, TCC or TCLP, threatened, against or relating to any of such Persons or the Businesses or the assets used in the Businesses, nor does any of TIM, the Partnership, any of the Stockholders, TCC or TCLP know or have reason to be aware of any basis for the same, which would individually or in the aggregate have a material adverse effect on (i) any of such Persons or the Businesses or the assets used in the Businesses or the ability of the parties hereto to consummate the Merger as herein contemplated, (ii) the business or financial condition of or any of such Persons, or (iii) the transactions contemplated by this Agreement.

                 (g) Accounts Receivable. The accounts receivable of the Partnership shown on its Operating Financial Statements arose in the ordinary course of business, are owned by the Partnership free and clear of any Lien (other than Liens to be released on or prior to the Effective Date) and have been collected or are collectible in the normal course at the aggregate recorded amounts thereof, subject to no valid counter claims or set-offs, less a reserve for uncollectible items as set forth on Exhibit 4.01(g) annexed hereto. The accounts receivable acquired by the Partnership and shown on the Interim Financial Statements or the Effective Date Balance Sheets, as the case may be, will have arisen in the ordinary course of business, are or will be owned by the Partnership free and clear of any Lien (other than Liens to be released on or prior to the Effective Date) and have been collected or will be collectible in the normal course of business at the aggregate recorded amounts thereof, less a reserve for uncollectible items as set forth in Exhibit 4.01(g) annexed hereto. Such percentage is based upon the historical collectibility of the accounts receivable of the Partnership and represents TIM's, the Partnership's, the Stockholders', TCC's and TCLP's good faith estimate of the percentage of the Partnership's accounts receivable which will not be collectible in the ordinary course of business.

                 (h) Title to the TIM Shares. The Stockholders have on the date hereof and (together with MCP and MCI, if they exercise their options to acquire TIM shares) will have on the Effective Date, good and marketable title to the TIM Shares, free and clear of all Liens, voting rights agreements, restrictions on transfer and rights of first refusal, direct or indirect, whether accrued, absolute, contingent or otherwise except as disclosed on
Exhibit 5.01(h) annexed hereto, each of which will be released and terminated on the Effective Date. Subject to the approval of the FCC, the termination of the required waiting period (if any) under the HSR Act, and the receipt of all other consents, approvals, orders or authorizations of, or registrations, qualifications or filings with, any governmental authority which are required to be obtained in connection with the consummation of the transactions contemplated hereby and which are described on Exhibit 5.01(h) annexed hereto, the Stockholders have full right, power and authority to consummate the Merger and the transactions contemplated hereby.

                 (i) Compliance with Laws. Each of TIM, the Partnership, the Stockholders, TCC and TCLP is in compliance with all applicable laws, regulations and administrative orders of the United States and the states in which such Persons transact business (including all applicable rules and regulations of the FCC, any state public utilities or public service commission, or any other Federal or state governmental agency or instrumentality exercising jurisdiction over such Person or its properties or businesses), and of each municipality, county or subdivision of any thereof, to which any of its businesses or any of its properties may be subject, the non-compliance with which would have a material adverse effect upon (i) the Partnership's or TIM's ownership of the Businesses or the assets used in the Businesses or the ability of the parties hereto to





Execution                        - 28 -
consummate the Merger as herein contemplated, or (ii) the Partnership, its financial condition or business, or the transactions contemplated hereby.

                 (j) Environmental Matters. There has been no manufacture, refining, storage, disposal or treatment of Hazardous Substances (as hereinafter defined) by the Partnership (or, to the knowledge of TIM, the Partnership, any Stockholder, TCC and TCLP, its predecessors in interest) at any real property currently or in the past owned, operated, used, leased or contracted for by the Partnership or otherwise in violation of any Environmental Laws (as hereinafter defined) or which would require remedial action under any Environmental Law; to the knowledge of TIM, the Partnership, any Stockholder, TCC and TCLP, none of the soil, ground water, or surface water of such real property is contaminated by any Hazardous Substance. During the past five years none of TIM, the Partnership, any of the Stockholders, TCC or TCLP has received any (i) notice of any such violation with respect to any Hazardous Substance at or by any of such real property, (ii) notice from any governmental agency that it, or any present or former owner, lessee or operator of such real property is a potentially responsible party for cleanup liability with respect to the emission, discharge or release of any Hazardous Substance or for any other matter arising under the Environmental Laws or in any litigation, administrative proceeding, finding, order, citation, notice, investigation or complaint under any Environmental Law, or (iii) notice of violation, citation, complaint, request for information, order, directive, compliance schedule, notice of claim, proceeding or litigation from any party concerning the compliance of any of TIM, the Partnership, any Stockholder, TCC or TCLP with any Environmental Law. To the knowledge of TIM, the Partnership, each of the Stockholders, TCC and TCLP, there are no incinerators, septic tanks or cesspools located on such real property, all sewage is discharged into a public sanitary sewer system (except that at certain switch sites the Partnership contracts with third party providers for the siting and servicing of portable sanitary toilet facilities) and no Hazardous Substances are emitted, discharged or released, directly or indirectly, by any of TIM, the Partnership, any Stockholder, TCC or TCLP into the atmosphere or any body of water. No permits, licenses or other authorizations issued pursuant to the Environmental Laws are required for Western's ownership, use or occupancy of, or the Partnership's present ownership, use or occupancy of, such real property. As used herein "Environmental Laws" means the Resource Conservation Recovery Act, the Comprehensive Environmental Responsibility Compensation and Liability Act, the Superfund Amendments and Reauthorization Act, the Toxic Substances Control Act, the Hazardous Materials Transportation Act, the Clean Air Act, the Clean Water Act, and other similar Federal and state laws, as amended, together with all regulations issued or promulgated thereunder, relating to pollution, the protection of the environment or the health and safety of workers or the general public. As used herein "Hazardous Substance" means any hazardous substance, hazardous or toxic waste, hazardous material, pollutant or contaminant, as those or similar terms are used in the Environmental Laws, including asbestos and asbestos-related products, chlorofluorocarbons, oils or petroleum- derived compounds, polychlorinated biphenyls, pesticides and radon. As used in this Section 5.01(j), the term "knowledge" refers to actual and not constructive knowledge and is not intended to impose upon TIM, the Partnership, any of the Stockholders, TCC or TCLP any duty to investigate the condition of any real property other than in the ordinary course of business and consistent with past practices.





Execution                        - 29 -

                 (k)      Authorizations.

                          (i)     The Partnership has (and upon transfer of the
Partnership Interest and the one (1%) percent general partnership interest in the Partnership to TIM, TIM will have) (A) all requisite franchises, licenses, authorizations, consents, permits and approvals of the FCC and of all state public utility or public service commissions and (B) all other material franchises, licenses, authorizations, consents, permits and approvals of governmental agencies exercising jurisdiction over the Partnership (or TIM) or its businesses or assets (all such franchises, licenses, authorizations, consents, permits and approvals, as amended to the date hereof, are collectively referred to as the "Authorizations"), required to carry on the Businesses as now conducted or as contemplated to be conducted. All such Authorizations are listed on Exhibit 5.01(k) annexed hereto.

                          (ii)    The Authorizations are in full force and
effect and have not been suspended, modified in any material adverse respect, canceled or revoked, and each of TIM, the Partnership, each of the Stockholders, TCC and TCLP has operated in compliance with all terms thereof or any renewals thereof applicable to it except where failure to so comply would not have a material adverse effect on such Person, its financial condition or the Businesses or the assets used in the Businesses. No event has occurred with respect to any of the Authorizations which permits, or after notice or lapse of time or both would permit, revocation or termination thereof or would result in any other material impairment of the rights of the holder of any such Authorizations. Except as set forth on Exhibit 5.01(k) annexed hereto, there is not pending as of the date hereof any application, petition, objection or other pleading with the FCC or any public service commission or similar body having jurisdiction or authority over the communications operations of any of TIM, the Partnership, any of the Stockholders, TCC or TCLP which questions the validity of or contests any Authorization or which presents a substantial risk that, if accepted or granted, would result in the revocation, cancellation, suspension or any materially adverse modification of any Authorization.

                          (iii)   Except as set forth on Exhibit 5.01(k)
annexed hereto, no permit, consent, approval, authorization, qualification or registration of, or declaration to or filing with, any governmental or regulatory authority or agency is required to be obtained or made by any party hereto in connection with the execution and delivery of this Agreement or with the consummation of the transactions contemplated hereby in order to (A) render this Agreement and the transactions contemplated hereby valid and effective and
(B) enable the parties hereto to consummate the Merger and the other transactions as herein contemplated.

                 (l)      Title to Property.

                          (i)     Except as disclosed in Exhibit 5.01(l)
annexed hereto, the Partnership has good and marketable title to all property owned (including all property and assets, real and personal, included in the Operating Financial Statements) and a good and valid leasehold interest in all property leased by the Partnership, free and clear of all Liens except for (A) Liens for taxes, assessments, governmental charges or levies which shall not at this time be due and delinquent or which hereafter can be paid without penalty or with respect to which the Partnership





Execution                          - 30 -
is currently contesting the validity thereof in good faith by appropriate proceedings and with respect to which it has established adequate reserves, (B) warehousemen's, mechanics', carriers', landlords', repairmen's, or other similar Liens arising in the ordinary course of business, (none of which, either singly or in the aggregate, is material) and (C) Liens which will be released on or prior to the Effective Date in accordance with the provisions of
Section 3.05(a) hereof.  Exhibit 5.01(l) annexed hereto correctly identifies
(A) each parcel of real property owned by the Partnership, (B) each lease by the Partnership of any real property and each space allocation arrangement with the Partnership covering any real or other material property used in the Partnership's businesses, and (C) each guaranty by any Person of any such lease. Exhibit 5.01(l) annexed hereto contains, with respect to the Partnership, a list setting forth (1) the location of all cell and switch sites and (2) the number of voice channels installed and operational at each site.

                          (ii)    All of the buildings and other material
tangible personal property owned or leased by the Partnership are in good working condition (normal wear and tear excepted), and are adequate and suitable for the purposes for which they are presently being used. All such property is being operated in conformity with applicable statutes, regulations, and ordinances, the failure of which to so conform would have a material adverse effect on the Partnership, its financial condition or business or the transactions contemplated hereby. All such assets are, in the aggregate, sufficient in all material respects to continue operating the business of the Partnership as has been heretofore conducted.

                          (iii)   Neither the whole nor any material portion of
any real property owned or leased by the Partnership has been condemned, requisitioned or otherwise taken by any public authority, and none of TIM, the Partnership, any of the Stockholders, TCC or TCLP has actual knowledge that any such condemnation, requisition or taking is threatened or contemplated. None of the real or personal properties owned, leased or operated by the Partnership, or the ownership, occupancy or operation thereof, is in violation in any material respect of any law or any building, zoning or other ordinance, code, rule, regulation or requirement, and no notice from any governmental body or other Person has been served upon any of TIM, the Partnership, any of the Stockholders, TCC or TCLP claiming any violation of any such law, ordinance, code, rule or regulation or requiring, or calling attention to the need for, any work, repairs, construction, alterations or installation on or in connection with said property which has not been complied with.

                 (m) Insurance. Exhibit 5.01(m) annexed hereto sets forth a list and brief description of all policies of fire, liability and other forms of insurance and material fidelity bonds held by the Partnership or TIM. The Partnership's and TIM's assets, business, equipment, property and operations are adequately insured against loss or damage and all other hazards or risks of the character usually insured against by companies in the same or similar business and such insurance shall be continued in full force and effect through 11:59 p.m. on the Effective Date. Each such policy and fidelity bond referenced in such Exhibit 5.01(m) annexed hereto is in full force and effect, all premiums due and payable under such policies and fidelity bonds have been and on the Effective Date will be paid in full, and there are no disputed claims arising under such policies or fidelity bonds.





Execution                          - 31 -

                 (n) Employees. Exhibit 5.01(n) annexed hereto contains a list setting forth the name and current annual salary and other compensation payable to each Employee, as hereinafter defined, and the profit sharing, bonus or other form of additional compensation paid or payable by the Partnership or TIM to or for the benefit of each such person for the current fiscal year. Except as set forth on Exhibit 5.01(n) annexed hereto or under the employment, consulting or other agreements listed thereon, there are no oral or written contracts, agreements or arrangements obligating the Partnership to increase the compensation or benefits presently being paid or hereafter payable to any Employees. Exhibit 5.01(n) annexed hereto sets forth summaries of all oral employment or consulting or similar arrangements regarding any Employee which are not terminable without liability on thirty (30) days' or less prior notice and lists all written employment and consulting agreements with respect to any Employee, true and complete copies of which have been provided to Western. Except for severance obligations to Employees set forth on Exhibit 5.01(n) annexed hereto, there is not due or owing and there will not be due and owing at the Effective Date to any Employees, any sick pay, severance pay (whether arising out of the termination of an Employee prior to, on, or subsequent to the Effective Date), compensable time or pay, including salary, commission and bonuses, personal time or pay or vacation time or vacation pay attributable to service rendered on or prior to the Effective Date. Except as disclosed in the Exhibits annexed hereto, there is not now, and there will not be as of the Effective Date, any liability arising out of claims made or suits brought (including workers' compensation claims and claims or suits for contribution to, or indemnification of, third parties, occupational health and safety, environmental, consumer protection or equal employment matters) for injury, sickness, disease, discrimination, death or termination of employment of any Employee, or other employment matter to the extent attributable to an event occurring or a state of facts existing on or prior to the Effective Date. The Partnership and TIM employ no Employees and maintain no Employee Plans.

                 (o) Intellectual Property Rights. All of the patents, trademarks, service marks, tradenames, trade secrets, copyrights, licenses and other intellectual property rights material to the operation of any of the Businesses or owned or held by the Partnership are described on Exhibit 5.01(o) annexed hereto. Except as set forth on Exhibit 5.01(o) annexed hereto, the conduct by the Partnership of its businesses does not to the knowledge of any of TIM, the Partnership, any of the Stockholders, TCC or TCLP infringe upon or violate any patents, trademarks, service marks, trade names, trade secrets, copyrights, licenses or rights of anyone, and, except as set forth on Exhibit 5.01(o) annexed hereto, no claim is pending or threatened to the effect that the conduct by the Partnership of its businesses infringes upon or violates any patents, trademarks, service marks, trade names, trade secrets, copyrights, licenses or rights of anyone.

                 (p) Indebtedness. Exhibit 5.01(p) annexed hereto lists generally all indentures, trust deeds, loan agreements, or other instruments pursuant to which either of TIM or the Partnership has incurred Indebtedness or has guaranteed the Indebtedness of any Person all of which shall be terminated and released with respect to TIM and the Partnership on or prior to the Effective Date. Other than as set forth in Exhibit 5.01(p) annexed hereto, neither TIM nor the Partnership is indebted to any Affiliate, stockholder, director, officer, employee, agent or partner of TIM or the Partnership or of any Affiliate of TIM or the Partnership and no Affiliate, stockholder,





Execution                         - 32 -
director, officer, employee, agent or partner of TIM or the Partnership or of any Affiliate of TIM or the Partnership is indebted to any Stockholder.

                 (q) Tax Matters. Each of TIM, TCC, TCLP and the Partnership has timely filed all Federal, state and local Tax (as defined in Section 7.03(a)) returns and all information returns and reports required to be filed by or with respect to it under the laws of the United States or any state or other jurisdiction on or prior to the date hereof and will timely file all such returns and reports required to be filed from the date hereof through the Effective Date. True and complete copies of such reports and returns filed on or before the date hereof have been or will be furnished or made available to Western within thirty (30) days after the date hereof and true and complete copies of all such returns and reports filed after the date hereof and on or before the Effective Date will be furnished to Western within five (5) days after they are filed. All such reports and returns were or will be accurately prepared in accordance with all applicable statutes, rules and regulations and are or will be correct as filed. Neither TCLP nor the Partnership is or was an association taxable as a corporation for Federal, state or local tax purposes. Each of TIM, TCC, TCLP and the Partnership has paid all Taxes (including Taxes for which TIM, TCC, TCLP or the Partnership is a collection agent, e.g., withholding, excise, sales, use, Social Security and similar Taxes) which have become due and payable (and will pay prior to the Effective Date all Taxes which shall have become due and payable on or prior to the Effective Date) with respect to TIM, TCC, TCLP and the Partnership for all taxable periods ending on or prior to the Effective Date or will have set aside and reflected on the Effective Date Balance Sheet adequate reserves therefor. None of TIM, TCC, TCLP or the Partnership has ever been included in a consolidated Federal income tax return or combined or unitary state tax return. None of TIM, TCC, TCLP or the Partnership is a party to, nor has been notified that it is the subject of, any pending, proposed or threatened action, investigation, proceeding, audit, claim or assessment by or before the Internal Revenue Service or any other governmental authority and no claim for assessment, deficiency or collection of Taxes, or proposed assessment, deficiency or collection, for which TIM, TCC, TCLP or the Partnership may be liable, has been asserted or threatened against it. None of TIM, TCC, TCLP or the Partnership has received any notice of deficiency, assessment or collection or proposed deficiency, assessment or collection from the Internal Revenue Service or any other governmental authority which has not been satisfied, nor, except as set forth on Exhibit 5.01(q) annexed hereto, does any of TIM, TCC, TCLP, the Partnership, any of the Stockholders or TCC have any reason to believe that any such notice will be received in the future. Except as set forth on Exhibit 5.01(q), the Internal Revenue Service has never audited any Federal income tax return of TIM, TCC, TCLP or the Partnership. The charges, accruals and reserves shown in the Operating Financial Statements of the Partnership and TIM in respect of Taxes for all fiscal periods to date are adequate. There are no material unpaid assessments or proposals for additional Taxes for which TIM, TCC, TCLP and the Partnership do not have adequate reserves, nor does any of TIM, TCC, TCLP, the Partnership, any Stockholder or TCC know of any basis therefor for any such period. There are no Tax rulings, requests for rulings or closing agreements relating to either of TIM, TCC, TCLP or the Partnership which could affect its liability for Taxes for any period after the Effective Date. Except as set forth on Exhibit 5.01(q) annexed hereto (i) no power of attorney has been granted by any of TIM, TCC, TCLP or the Partnership or any of its Affiliates with respect to any matter relating to Taxes of such Person which is currently in force, (ii) none of TIM, TCC, TCLP or the Partnership has filed any agreement with the Internal Revenue Service described in Section 1.1503-2A(c)(3) of the Treasury





Execution                          - 33 -

Regulations, (iii) none of TIM, TCC, TCLP or the Partnership has filed a consent or made any agreement with the Internal Revenue Service under Section 341(f) of the Internal Revenue Code of 1986, as amended (the "Code"), or any comparable provision of state revenue statutes, and (iv) none of TIM, TCC, TCLP or the Partnership and none of the partners of any of them which is a partnership is a "foreign person" within the meaning of Section 1445(f)(3) of the Code. None of TIM, TCC, TCLP or the Partnership has executed or filed with the Internal Revenue Service or any other governmental authority any agreement which is still in effect waiving or extending the period for assessment or collection of any Taxes. The Stockholders and not Western, Tim or the Partnership shall be liable for any Taxes, payable by Western, TIM or the Partnership by reason of the ownership of the Businesses or the assets used in the Businesses on or prior to the Effective Date, the conduct of the Businesses with respect to all periods ending on or prior to the Effective Date or payable by Western, TIM or the Partnership by reason of the Merger.

                 (r)      Employee Benefit Plans.

                          (i)     Generally.  Exhibit 5.01(r) annexed hereto
contains a true and complete list of each plan, program, policy, practice, contract, agreement or other arrangement providing for compensation, severance, termination pay, performance awards, stock or stock- related awards or other equity based awards, fringe benefits or other employee benefits of any kind, whether formal or informal, proposed or final, funded or unfunded and whether or not legally binding, including each "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") which is now, or ever has been, maintained, contributed to, or required to be contributed to, for the benefit of any current or former employee, independent contractor, agent or consultant of the Partnership or TIM or engaged in the Businesses ("Employee"), or any current or former employee, independent contractor, agent or consultant of any entity required to be aggregated with the Partnership or TIM pursuant to Section 414(b), (c), (m), or
(o) of the Code and each management, employment, severance or consulting agreement or contract with respect to any Employee or for which the Partnership or TIM may have liability ("Employee Plan"). TIM, the Partnership, the Stockholders, TCC and TCLP will provide to Western prior to the Effective Date true and complete copies of all documents, if any, embodying each Employee Plan, including all amendments thereto and written interpretations thereof; the three most recent annual reports filed (Form 5500 Series with applicable schedules) with respect to each Employee Plan required under ERISA; and the most recent summary plan description, if any, with respect to each Employee Plan required under ERISA.

                          (ii)    Compliance.  All obligations required to be
performed under each Employee Plan have been performed in all material respects and each Employee Plan has been established and maintained in all material respects in accordance with its terms and in compliance with all applicable laws, statutes, orders, rules and regulations, including ERISA or the Code. No Employee Plan that is an employee pension benefit plan within the meaning of
Section 3(2) of ERISA is subject to Title IV of ERISA or is a multiemployer plan within the meaning of Section 3(37) of ERISA, and the Partnership and TIM do not have any liability with respect to a pension plan and a multi-employee plan as a result of having been part of a "controlled group" within the meaning of Section 414(b), (c), (m), and (o) of the Code, nor is there any basis for such liability being imposed. There are no investigations, proceedings, actions, suits or claims pending, or, to the





Execution                           - 34 -
best knowledge of any of TIM, the Partnership, any Stockholder, TCC or TCLP, threatened or anticipated (other than routine claims for benefits) against any Employee Plan or the assets of any Employee Plan; each Employee Plan can be amended, terminated, or otherwise discontinued on or after the Effective Date in accordance with its terms, without liability to the Partnership, TIM, Western or any of Western's Affiliates; all premiums required by any Employee Plan have been paid thereunder; all outstanding indebtedness for services performed by an Employee or accrued vacation, holiday pay, earned commissions, accrued bonuses or other benefits owed to any Employee has been paid when due or accrued on the books of the Partnership or TIM; all contributions due to and payments from, the Employee Plans that may have been required to be made have been made; no "prohibited transaction" within the meaning of Section 4975 of the Code or Section 406 of ERISA for which a statutory administrative or regulatory exemption is not available has occurred with respect to any Employee Plan; and no action or failure to act with respect to any Employee Plan will subject the Partnership, TIM, Western or any of Western's Affiliates to any tax or penalty or other liability.

                 Except as listed on Exhibit 5.01(r) annexed hereto, each Employee Plan that is intended to be qualified under the Code has received a determination letter from the Internal Revenue Service to the effect that such Employee Plan and related trust are qualified and exempt from Federal income taxes under Sections 401(a) and 501(a), respectively; such determination letter includes any new or modified requirements under the Tax Reform Act of 1986 and subsequent legislation enacted thereafter; and no such determination letter has been revoked, nor to the knowledge of the Seller, has revocation been threatened. To Seller's knowledge, nothing has occurred or is expected to occur that would adversely affect the qualified status of any Plan or any related trust subsequent to the issuance of such determination letter.

                          (iii)   No Post-Employment Obligations.  No Employee
Plan provides, or has any liability to provide, life insurance, medical or other employee welfare benefits (other than severance and accrued vacation and holiday pay) to any Employee upon his retirement or termination of employment, except as may be required by Federal or state statute and no representation, promise or contract (orally or in writing) has been made to any Employee (individually or as a group) that life insurance, medical or other employee welfare benefits (other than severance and accrued vacation and holiday pay) would be provided upon their retirement or termination of employment, except to the extent required by Federal or state statute.

                          (iv)    COBRA.  Each "group health plan" within the
meaning of Section 4980B(g)(2) of the Code maintained or contributed to by the Partnership, TIM or any entity with which it is considered a "single employer" within the meaning of Section 414(b), (c), (m) and (o) of the Code, has been administered in good faith in compliance with the continuation coverage requirements contained in the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), as set forth at Section 4980B of the Code and any regulations promulgated or proposed (if such proposed regulations constitute substantial authority within the meaning of Section 6662 of the Code and any regulations promulgated thereunder) thereunder.

                          (v)     Effect of Transaction.  Except as set forth
on Exhibit 5.01(r)(v) annexed hereto, the execution of this Agreement and the consummation of the





Execution                           - 35 -
transactions contemplated hereby will not (either alone or when taken together with any additional or subsequent events) constitute an event under any Employee Plan that will or may result in any payment, upon a change in control or otherwise, whether of severance, accrued vacations or otherwise, acceleration, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any Employee. No payment or benefit which will or may be made with respect to any Employee as a result of the transactions contemplated hereby will be characterized as an "excess parachute payment" within the meaning of Section 280G(b)(1) of the Code.

                          (vi)    Employment Matters.  Each relevant entity and
person (A) is in compliance with all applicable Federal and state laws, rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours, in each case, with respect to Employees, except where the failure to be in compliance would not, singly or in the aggregate, have a material adverse effect on the Partnership or TIM, or their financial condition or business; (B) has withheld all amounts required by law or by agreement to be withheld from the wages, salaries and other payments to Employees; (C) is not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing, except as would not have a material adverse effect on the Partnership or TIM, or their financial condition or business; and (D) (other than routine payments to be made in the normal course of business and consistent with past practice) is not liable for any payment to any trust or other fund or to any governmental or administrative authority, with respect to unemployment compensation benefits, Social Security or other benefits for Employees.

                          (vii)   Labor.  No work stoppage or labor strike with
respect to Employees or against the Partnership or TIM is pending or, to the best knowledge of any of TIM, the Partnership, any of the Stockholders, TCC or TCLP, is threatened. Except as set forth on Exhibit 5.01(r)(vii) annexed hereto, there is no involvement nor, to the best knowledge of any of TIM, the Partnership, any Stockholder, TCC or TCLP, is there threatened, any labor dispute, grievance or litigation relating to labor, safety or discrimination matters involving any Employee including charges of unfair labor practices or discrimination complaints, which, if adversely determined, would, individually or in the aggregate, have a material adverse effect on the Partnership, TIM, or their financial condition or business. There has been no engagement in any unfair labor practices within the meaning of the National Labor Relations Act which would, individually or in the aggregate, have a material adverse effect on the Partnership or TIM, or their financial condition or business.

                          (viii)  There is not presently nor has there been in
the past any collective bargaining agreement or union contract with respect to Employees and no collective bargaining agreement with respect to Employees is at the date hereof being negotiated.

                 (s)      Contracts.

                          (i)     Exhibit 5.01(s) annexed hereto contains a
list of all Contracts (other than subscriber agreements and agreements having an annual cost of less than $5,000 for any single agreement and $50,000 for all such agreements) to which TIM or the Partnership is a party and which in any way relate to the operations or properties of the Partnership (including the Businesses





Execution                           - 36 -
and the assets used in the Businesses) or which will be binding upon the Surviving Corporation, its operations or properties after the Effective Date. As used herein "Contracts" means all leases, rental agreements, insurance policies, collective bargaining agreements, union contracts, licenses, agreements, permits, purchase orders, sales orders, agreements with suppliers, reseller agreements, agreements with agents, agreements with customers, commitments and any and all other contracts, consents or binding arrangements or understandings (including capital commitments and arrangements with respect to construction in progress), whether written or oral, express or implied. Except for (i) the Contracts listed on Exhibit 5.01(s) annexed hereto (true and complete copies of which agreements have been previously delivered to Western or, in the case of oral agreements, descriptions of which are set forth on said
Exhibit 5.01(s)), (ii) subscriber agreements and agreements having an annual cost of less than $5,000 for any single agreement and $50,000 for all such agreements and (iii) Contracts entered into between the date hereof and the Effective Date as permitted by Section 4.01(c) hereof, neither TIM nor the Partnership is a party to nor is it or any of its property bound by any Contract.

                          (ii)    The Partnership has performed and will
perform, in all material respects all obligations required to be performed by it under all Contracts, and will in all material respects perform all obligations required to be performed by it under Contracts entered into after the date hereof as permitted by Section 4.01(c) hereof; neither the Partnership nor, to the best of the knowledge of any of TIM, the Partnership, the Stockholders, TCC or TCLP, any party with whom the Partnership has an agreement, is in material default under any Contract, and no event exists which with the giving of notice or the passage of time, or both, would create such a default; and none of TIM, the Partnership, any of the Stockholders, TCC or TCLP knows of a meritorious basis for any claim of any such default.

                          (iii)   Each of the Contracts has been, and each
Contract entered into after the date hereof as permitted by Section 4.01(c) hereof will be, lawfully entered into and is or will be valid and in full force and effect and is or will be enforceable in accordance with its terms for the period stated in such Contract. There are no currently threatened cancellations of, nor are there any outstanding disputes under, any Contracts. None of TIM, the Partnership, any of the Stockholders, TCC or TCLP will modify, amend or waive any provisions of any Contract in a manner that would materially adversely affect the Businesses, the assets used in the Businesses or the financial condition of Western after the Effective Date, or terminate any Contract prior to the Effective Date without the prior written consent of Western, which consent will not be unreasonably withheld.

                          (iv)    Except as set forth on Exhibit 5.01(b)
annexed hereto, the consummation of the transactions contemplated by this Agreement does not require any consent under any Contract listed on Exhibit 5.01(s) annexed hereto, and the consummation of the transactions contemplated by this Agreement will not require any consent under any Contract (which will survive the Effective Date) entered into after the date hereof as permitted by
Section 4.01(c) hereof, in each case which will not have been obtained by the Effective Date (and copies of such consents will be given to Western on or prior to the Effective Date), and such consummation will not result in the termination of any right or privilege under any Contract listed on Exhibit 5.01(s) annexed hereto or any other Contract (which will survive the Merger) entered into after the date hereof as permitted by Section 4.01(c) hereof; provided, however, that TIM, the Partnership,





Execution                          - 37 -
the Stockholders, TCC and TCLP shall not be deemed to be in default of any of their obligations under this Agreement by reason of the failure to obtain any such individual consent so long as the failure to obtain any such consent would not individually or together with all such other failures to obtain consents have a material adverse effect on the Businesses, the assets used in the Businesses or their ownership or operation by the Surviving Corporation or the consummation of the transactions contemplated hereby. None of TIM, the Partnership, any of the Stockholders, TCC or TCLP has received notice that any party to any Contract listed on Exhibit 5.01(s) annexed hereto intends to cancel such Contract nor has any party given any of TIM, the Partnership, any Stockholder, TCC or TCLP notice of any alleged breach of any Contract or of its intent to take any legal action in order to enforce its rights thereunder. All liabilities and obligations of the Partnership which are due and payable or which are to be performed on or before the Effective Date under such Contracts have been, or will have been on the Effective Date, duly paid in full or performed in all material respects.

                          (v)     Exhibit 5.01(s) annexed hereto contains true
and complete copies of all forms of subscriber agreements used by the Partnership.

                          (vi)    The Partnership has no Contracts with any
Person (or group of Affiliated Persons) which cover more than two (2%) percent of the Partnership's wireless telephone subscribers.

                          (vii)   Each of the agreements between the
Partnership and its agents or dealers, including those entered into between the date hereof and the Effective Date as permitted by Section 4.01(c) hereof, contains or will at the Effective Date contain a provision permitting the Partnership or its successor or its assignee, in its sole discretion, to change the amount and rate of the fees or other consideration to be paid to such agent or dealer upon ninety (90) days or less written notice by the Partnership to such agent or dealer.

                          (viii)  Except for this Agreement, the TCLP
Partnership Agreement and the agreements described herein relating to the transfer and assignment of the Partnership Interest and TCC's one (1%) percent general partnership interest in the Partnership to TIM immediately prior to the consummation of the Merger, TIM is not a party to nor is it or any of its property bound by any Contract.

                 (t) No Sale. None of TIM, the Partnership, any of the Stockholders, TCC or TCLP has entered into any contract to sell, mortgage or encumber any of the Partnership's or TIM's material assets, the TIM Shares, TIM's 99% limited partnership interest in TCLP, the Partnership Interest or TCC's one (1%) percent general partnership interest in the Partnership, except as described herein.

                 (u) No Material Adverse Change. Since the date of the most recent Operating Financial Statements, there has not been

                          (i)     any material adverse change in the rate of
the Partnership's generation of cash flow from operations, as opposed to cash flow from financing operations and investment activities, after giving effect to customary seasonal fluctuations of cash flow generation





Execution                            - 38 -
and after giving effect to agents' commissions and other marketing expenses incurred in the ordinary course of business consistent with past practices;

                          (ii)    any incurrence, assumption or guarantee by
the Partnership of Indebtedness other than pursuant to Contracts in existence on the date hereof and set forth or described in Exhibit 5.01(s) annexed hereto or as permitted pursuant to Section 4.01(c) hereof;

                          (iii)   any creation by any of TIM, the Partnership,
the Stockholders, TCC or TCLP of any Lien on any of the assets used in the Businesses other than pursuant to Contracts in existence on the date hereof and set forth or described in Exhibit 5.01(s) annexed hereto or as permitted pursuant to Section 4.01(c) hereof, each of which Liens will be terminated and released on or prior to the Effective Date;

                          (iv)    any making of any loan, advance or capital
contribution to or investment in any Person by the Partnership other than as permitted pursuant to Section 4.01(c) hereof;

                          (v)     any damage, destruction or other casualty
loss affecting any of the Businesses or the assets used in connection with the operation of any of the Businesses which, after giving effect to payments to the Partnership under applicable insurance policies, has had or is likely to have a material adverse effect on the Partnership, its financial condition or business;

                          (vi)    any repurchase, redemption or other
acquisition by the Partnership of any outstanding interest in the Partnership;

                          (vii)   any change by the Partnership in accounting
principles or methods; or

                          (viii)  any other action taken by any of TIM, the
Partnership, any of the Stockholders, TCC or TCLP which, without the prior written consent of Western, would not be permitted pursuant to Section 4.01(c) hereof.

                 (v) Equipment. Except for that being replaced as set forth on Exhibit 4.01(r) annexed hereto, substantially all of the Partnership's
(i) wireless telephone equipment, including system equipment, switch, cell site and test equipment, (ii) mobile telephone equipment in inventory, and (iii) equipment and software relating to any of the Partnership's billing systems are in good working condition and are suitable for the use for which they are intended.

                 (w) Bank Accounts. Exhibit 5.01(w) annexed hereto sets forth a complete list of all bank accounts, savings deposits, money-market accounts, certificates of deposit, safety deposit boxes, and similar investment accounts with banks or other financial institutions maintained by or on behalf of the Partnership showing the depository bank or institution address, appropriate bank contact personnel, account number and names of signatories.

                 (x) Transactions with Affiliates. Neither the Partnership, TIM nor any Affiliate of the Partnership, TIM nor any stockholder, officer, director, partner, member, consultant or





Execution                          - 39 -
employee of any thereof, is at the date hereof a party to any transaction with the Partnership which would survive the Effective Date, including any contract or arrangement providing for the furnishing of services to or by, providing for rental of real or personal property (including intellectual property) to or from, or otherwise requiring payments to or from, the Partnership, TIM or any Affiliate thereof.

                 (y) No Other Business; No Subsidiaries. The Partnership has not conducted any business other than the business of owning and operating wireless telephone companies. The Partnership does not have any subsidiaries nor is the Partnership a partner in any other partnership or joint venture, nor does the Partnership own any equity interest in any other entity.

                 (z) Securities Representation. Each of the Stockholders acknowledges that: (i) except as may otherwise be disclosed to Western prior to the Effective Date, it is an accredited investor (as defined in Rule 501 under the Securities Act; (ii) it has such knowledge and experience in financial and business matters that it is capable of evaluating the merit and risks of the investment in the Shares as contemplated hereby or, alternatively, that it has engaged the services of a representative who has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the proposed investment and who has reviewed the proposed investment on its behalf; (iii) the Shares being delivered by Western to it have not been registered under the Securities Act or under the securities laws of any state in reliance upon Federal and state exemptions for transactions not involving a public offering and are not being acquired with a view to the distribution thereof except pursuant to a registration statement in compliance with Federal and State securities laws or an exemption therefrom; (iv) such Shares must be held by it indefinitely unless subsequently so registered or if an exemption from such registration is available; and (v) it has received information concerning Western and has had the opportunity to obtain additional information as desired in order to evaluate the merits and risks inherent in holding such Shares. Prior to distributing or transferring any Shares to any of its stockholders or partners, each Stockholder agrees to obtain the representation set forth in this paragraph (z) from the proposed transferee and to deliver same to Western; provided, however, that any such transferee shall be a accredited investor (as defined in Rule 501 under the Securities Act).

                 (aa) Investment Company Act. None of TIM, the Partnership, any of the Stockholders, TCC or TCLP is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                 (bb) Truth and Correctness. No representation or warranty by any of TIM, the Partnership, any of the Stockholders, TCC or TCLP herein, nor any written statement or certificate or other instrument furnished to Western or Western Sub by any of TIM, the Partnership, any of the Stockholders, TCC or TCLP pursuant hereto or in connection with the transactions contemplated hereby, including the Exhibits annexed hereto, contains any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which such statements are made, not misleading.

                 (cc) TCC, TCLP and the Stockholders hereby agree that on and after the date that the Partnership Interest and TCC's partnership interest in the Partnership (including the 1%





Execution                          - 40 -
general partnership interest) are transferred to TIM, each of the representations and warranties set forth in Section 5.01 shall, to the extent applicable, and each of the covenants and agreements of the Partnership set forth in Article 4 hereof shall, apply to TIM to the same extent and with the same effect as such representations, warranties, covenants and agreements applied or related to the Partnership.

         5.02  Western's and Western Sub's Representations and Warranties.

                 (a) Due Incorporation. Each of Western and Western Sub is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder.

                 (b) Authority. This Agreement and all transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of each of Western and Western Sub and this Agreement constitutes a legal, valid and binding obligation of each of them enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally. Neither the execution, delivery or performance of this Agreement nor the consummation of the transactions contemplated hereby by Western or Western Sub will, with or without the giving of notice or the passage of time, or both, conflict with, result in a default or loss of rights (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any Lien, pursuant to (i) any provision of the certificate of incorporation or by-laws of Western or Western Sub; (ii) any material note, bond, indenture, mortgage, deed of trust, contract, agreement, lease or other instrument or obligation to which Western or Western Sub is a party or by which either of them or their respective property is bound or affected; or (iii) any law, order, judgment, ordinance, rule, regulation or decree to which Western or Western Sub is a party or by which either of them or their respective property is bound or affected. Except as described on Exhibit 5.02(b) annexed hereto, no permit, consent, approval, authorization, qualification or registration of, or declaration to or filing with any governmental or regulatory authority or agency or third party is required to be obtained or made by Western or Western Sub in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby in order to (A) render this Agreement or the transactions contemplated hereby valid and effective and
(B) enable Western and Western Sub to consummate the Merger and purchase the Business.

                 (c) Legal Matters. There is no claim, legal action, counterclaim, suit, arbitration, governmental investigation or other legal, administrative or tax proceeding, nor any order, decree or judgment, in progress or pending, or to the knowledge of Western or Western Sub threatened, against or relating to Western's or Western's Sub's right to perform their respective obligations under this Agreement, nor does Western or Western Sub know or have reason to be aware of any basis for the same. There is outstanding no order, writ, injunction, judgment or decree of any court, governmental agency or arbitration tribunal which would individually or in the aggregate have a material adverse effect on Western's or Western Sub's obligations hereunder or the transactions





Execution                         - 41 -
contemplated by this Agreement other than orders or decrees involving the wireless telephone industry in general.

                 (d) Class A Common Stock. Western represents that each of the shares of Class A Common Stock will, upon the consummation of the transactions contemplated hereby at the Effective Date, be duly authorized, duly issued, fully paid and non-assessable, and free and clear of any Liens, other than any Liens imposed as a result of any action or consent of the Stockholders or any restrictions on transferability resulting from Federal or state securities laws.

                 (e) Truth and Correctness. No representation or warranty by Western or Western Sub, or any written statement or certificate or other instrument furnished to the Stockholders by Western pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which such statements are made, not misleading.

                 (f) Reports. Western has previously furnished to the Stockholders true and complete copies of its Annual Report on Form 10-K for the fiscal year ended December 31, 1996, as filed with the SEC. Such Annual Report (including all exhibits and schedules thereto and any documents incorporated by reference therein) did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         5.03 No Brokers. Each of Western and Western Sub represents and warrants to the Stockholders that no agent, broker, investment banker, Person or firm is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly in connection with the transactions contemplated by this Agreement based in any way on any arrangements, agreements or understandings made by or on behalf of Western or Western Sub, and Western and Western Sub, jointly and severally, hereby agree to indemnify the Stockholders and agree to hold harmless the Stockholders against and in respect of any claims for brokerage and other commissions relating to such transactions based in any way on any arrangements, agreements or understandings made by or on behalf of Western or Western Sub. Each of TIM, the Partnership, each of the Stockholders, TCC and TCLP represent and warrant, jointly and severally, to Western and Western Sub that, except for Columbia Capital Corporation, no agent, broker, investment banker, Person or firm is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly in connection with the transactions contemplated by this Agreement based in any way on any arrangements, agreements or understandings made by or on behalf of any of TIM, the Partnership, any of the Stockholders, TCC or TCLP and each of TCC, each of the Stockholders and TCLP hereby agree, jointly and severally, to indemnify Western, Western Sub and TIM and agree, jointly and severally, to hold harmless Western, Western Sub and TIM against and in respect of any claims for brokerage and other commissions relating to such transactions based in any way on any arrangements, agreements or understandings made by or on behalf of any of TIM, the Partnership, any of the Stockholders, TCC or TCLP, including those with Columbia Capital Corporation.





Execution                             - 42 -

                                   ARTICLE 6

                           CONDITIONS TO OBLIGATIONS

         6.01 Conditions to Western's and Western Sub's Obligation. The obligation of Western and Western Sub to perform, fulfill or carry out their respective agreements, undertakings and obligations herein made or expressed to be performed, fulfilled or carried out on the Effective Date is and shall be subject to fulfillment of or compliance with, on or prior to the Effective Date, the following conditions precedent, any of which may be waived by Western and Western Sub, in their sole discretion, in whole or in part:

                 (a) Each of the representations and warranties of each of TIM, the Partnership, each of the Stockholders, TCC and TCLP contained in this Agreement shall be deemed to have been made again at and as of the time of the Effective Date and shall then be true in all material respects except for changes contemplated by this Agreement. Each of TIM, the Partnership, each of the Stockholders, TCC and TCLP shall have performed and complied in all material respects, with all agreements, covenants and conditions required by this Agreement to be performed or complied with by each of them prior to or at the Effective Date. Western shall have been furnished with a certificate of each of TIM, the Partnership, each of the Stockholders, TCC and TCLP signed by its Chairman, President, Vice Chairman or general partner, as the case may be, dated the Effective Date, certifying to the fulfillment of the foregoing conditions by such Person and to the truth and correctness in all material respects, except for changes contemplated by this Agreement, as of the Effective Date, of the representations and warranties of such Person contained herein.

                 (b) There shall not then be pending by any third party any suit or proceeding to restrain or invalidate, in whole or in part, this Agreement or the transactions herein contemplated.

                 (c) Western shall have been furnished with an opinion of Edwards & Angell, counsel for TIM, the Partnership, each of the Stockholders, TCC and TCLP, dated the Effective Date, substantially in the form of Exhibit 6.01(c) annexed hereto.

                 (d) Western shall have been furnished with an opinion of Paul, Hastings, Janofsky & Walker LLP, FCC counsel for TIM, the Partnership, each of the Stockholders, TCC and TCLP dated the Effective Date, substantially in the form of Exhibit 6.01(d) annexed hereto.

                 (e) The waiting periods, if applicable, of the HSR Act shall have expired or been terminated.

                 (f) All consents, approvals and actions of third parties including all approvals from Federal, state and local authorities (including the FCC and all public service commissions and public utility commissions or comparable bodies exercising jurisdiction over the Partnership or TIM) as may be required for the consummation of the Merger and the transactions contemplated hereby, as of the Effective Date, shall have been obtained or made pursuant to a Final Order, which consents and approvals shall not contain any conditions or restrictions which, in the case of FCC approvals, are not customary in transactions of this nature, and which in the case of third party consents and approvals, materially adversely affect the Partnership or TIM or their respective





Execution                            - 43 -
businesses or financial condition, or the value of the Businesses or the assets used in the Businesses, or the consummation of the transactions contemplated hereby. "Final Order" means an action or decision as to which: (i) no request for a stay is pending, no stay is in effect, and any deadline for filing such request that may be designated by statute or regulation has passed; (ii) no petition for rehearing or reconsideration or application for review is pending and the time for filing any such petition or application has passed; (iii) the FCC or public utility commission, public service commission (or comparable bodies exercising jurisdiction over the Partnership, TIM or the Businesses) does not have the action or decision under reconsideration on its own motion and the time for initiating such reconsideration has passed; and (iv) no appeal is pending or in effect and any deadline for filing any such appeal that may be designated by statute or rule has passed. Notwithstanding anything to the contrary herein contained, it shall not be a condition to Western's and Western Sub's obligations under this Agreement for the Partnership to obtain each individual required consent (other than any consents of the FCC, any public utility or public service commission (or comparable bodies exercising jurisdiction over the Partnership, TIM or the Businesses)) so long as the failure to obtain any such individual consent would not individually or together with all such other failures to obtain consents have a material adverse effect on the Businesses, the assets used in the Businesses or their ownership or operation by the Surviving Corporation or Western or the consummation of the transactions contemplated hereby.

                 (g) Each of the Stockholders shall have delivered to the Surviving Corporation stock certificates representing the TIM Shares and stock powers, duly endorsed with signatures guaranteed relating thereto.

                 (h) Each of TIM, the Partnership, each of the Stockholders, TCC and TCLP shall deliver to Western (i) if such Person is a corporation (A) copies of its certificate of incorporation certified by the Secretary of State of the jurisdiction of its incorporation, (B) copies of its by-laws certified by its secretary, and (C) certificates of good standing of recent date from the jurisdiction of its incorporation and all jurisdictions in which it is qualified to do business; (ii) if such Person is a partnership, (A) a copy of its partnership agreement certified by its general partner (other than portions thereof which disclose the relative economic interests of the partners thereof) and (B) certificates of good standing from the jurisdiction of its organization and all jurisdictions in which it is qualified to do business; and (iii) a lien and judgment search in the offices of the Secretaries of State of the states of Colorado, Kansas, Minnesota, New Mexico, Oklahoma, Texas and Utah and in the office of the county clerk of the appropriate counties therein, dated not earlier than fifteen (15) Business Days prior to the Effective Date, the results of which are consistent with the representations of TIM, the Partnership, each of the Stockholders, TCC and TCLP contained herein.

                 (i) Each of the Stockholders, TCC and TCLP shall have delivered to Western releases from such Person's officers, directors, stockholders and partners and from each of the Stockholders, TCC, MCP, MCI and TCLP, themselves, releasing all rights and claims, if any, they may have with respect to TIM, the Partnership, the Businesses and the assets used in the Businesses.





Execution                             - 44 -

                 (j) Each of the Stockholders, TCC, MCP, MCI and TCLP, for itself and its partners, Affiliates, officers, directors and stockholders shall have delivered to Western documentation (including a general release) in form reasonably satisfactory to Western evidencing the release and discharge of any and all claims which it or its Affiliates, partners, officers, directors and stockholders may have against TIM, the Partnership, the Businesses or the assets used in the Businesses.

                 (k) Each of TIM, the Partnership, each of the Stockholders, TCC and TCLP shall have delivered to Western a certified copy of the resolution or resolutions duly adopted by its board of directors (and stockholders if required) or general partner (and the consents of its partners if required pursuant to its partnership agreement or other governing documents or under the RULPA) authorizing the execution, delivery and performance of this Agreement, including the Merger.

                 (l) The Stockholders and TIM shall have delivered to Western all minute books, stock certificate books, stock transfer ledgers and the corporate seal of TIM.

                 (m) The Stockholders shall have delivered to Western resignations of all officers and directors of TIM.

                 (n) No statute, rule or regulation shall have been enacted by any state or Federal government or governmental agency in the United States which would render the consummation of this Agreement unlawful.

                 (o) Each of the Stockholders, TCC and TCLP shall have delivered to Western an affidavit certifying as to such Person's non-foreign status in accordance with Section 1445(b)(2) of the Code.

                 (p) The transactions contemplated by the Purchase Agreement, of even date herewith, among Buyer, Triad Texas L.P., Triad Utah L.P., Triad Oklahoma L.P., TCC and Triad Cellular L.P. (the "Purchase Agreement") shall have been consummated, or shall be consummated concurrently herewith, in accordance with the terms of such agreement.

         6.02 Conditions to TIM's, the Partnership's, the Stockholders', TCC's and TCLP's Obligation. The obligation of TIM, the Partnership, the Stockholders, TCC and TCLP to perform, fulfill or carry out their agreements, undertakings and obligations herein made or expressed to be performed, fulfilled or carried out on the Effective Date is and shall be subject to fulfillment of or compliance with, on or prior to the Effective Date, the following conditions precedent, any of which may be waived by TIM, the Partnership, the Stockholders, TCC and TCLP in their sole discretion, in whole or in part:

                 (a) Each of Western's and Western Sub's representations and warranties contained in this Agreement shall be deemed to have been made again at and as of the time of the Effective Date and shall then be true in all material respects, except for changes contemplated by this Agreement. Western and Western Sub shall have performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed





Execution                          - 45 -
or complied with by Western and Western Sub prior to or at the Effective Date. The Stockholders shall have been furnished with a certificate of Western's and Western Sub's Chief Executive Officer, Vice Chairman or Senior Vice President, dated the Effective Date, certifying to the fulfillment of the foregoing conditions by Western and Western Sub and to the truth and correctness in all material respects, except for changes contemplated by this Agreement, as of the Effective Date, of the representations and warranties of Western and Western Sub contained herein.

                 (b) There shall not then be pending by any third party any suit or proceeding to restrain or invalidate this Agreement or the transactions contemplated hereby; provided, however, if Western desires to consummate the transactions contemplated hereby notwithstanding any such suit or proceeding and agrees to indemnify and hold harmless each of, the Stockholders, TCC and TCLP from any damages, losses, liabilities and expenses (including reasonable attorneys' fees and expenses) incurred by such Person as a result of such suit or proceeding, then TIM, the Partnership, the Stockholders, TCC and TCLP shall nevertheless be obligated to consummate the transactions contemplated hereby.

                 (c) Western shall have delivered to the Stockholders on the Effective Date the Merger Consideration.

                 (d) All consents, approvals and actions of third parties, including all approvals from Federal, state and local authorities (including the FCC and all public service commission and public utilities commission or comparable bodies exercising jurisdiction over the Partnership or TIM) as may be required for the consummation of the Merger and the transactions contemplated hereby shall have been obtained; provided, however, that such consents, approvals and actions need not be Final Orders.

                 (e) The Stockholders shall have been furnished with an opinion of Rubin Baum Levin Constant & Friedman, counsel for Western, dated the Effective Date, substantially in the form of Exhibit 6.02(e) annexed hereto.

                 (f) The Stockholders shall have been furnished with a certified copy of the resolution or resolutions duly adopted by the board of directors of Western and Western Sub authorizing the execution, delivery and performance of this Agreement.

                 (g) No statute, rule or regulation shall have been enacted by any state or Federal government or governmental agency in the United States which would render the consummation of this Agreement unlawful.

                 (h) The waiting periods, if applicable, of the HSR Act shall have expired or been terminated.

                 (i) The transactions contemplated by the Purchase Agreement shall have been consummated, or shall be consummated concurrently herewith, in accordance with the terms of such agreement.





Execution                           - 46 -

                                   ARTICLE 7

                              SURVIVAL; INDEMNITY

         7.01 Survival of Representations and Warranties. Notwithstanding any investigation or review made at any time by or on behalf of any party hereto, all representations and warranties contained in this Agreement or in the Exhibits annexed hereto or in any of the agreements, certificates or instruments delivered in connection herewith (other than the representations and warranties contained in Sections 5.01(b) and 5.01(l) (the "Title Representations"), Section 5.01(k) and the first two sentences of Section 5.01(d) and the first sentence of Section 5.02(b) (the "Authorization Representations"), Section 5.01(z) (the "Securities Representations") Section 5.01(q) (the "Tax Representations"), Sections 5.01(n) and 5.01(r) (the "Employee Representations") and Section 5.01(j) (the "Environmental Representations")) shall survive the Effective Date for a period of one year and one hundred and eighty days after the Effective Date (the "Indemnification Period") and shall thereupon expire together with any right to indemnification (except with respect to any claim for breach of any such representation or warranty for which written notice shall have been given prior to the termination of the Indemnification Period to the party which made such representation or warranty). The Environmental Representations shall survive the Closing for a period of three (3) years after the Effective Date and the Title Representations, the Authorization Representations, the Securities Representations, the Tax Representations, the Employee Representations and the liabilities and obligations of the Stockholders, TCC and TCLP under Sections 4.01(y) and 7.03 hereof and under Article 8 hereof shall survive the Merger until the expiration of any applicable statutes of limitation (such three (3) year period being the Indemnification Period with respect to the Environmental Representations and such statutes of limitations period being the Indemnification Period with respect to the Title Representations, the Authorizations Representations, the Securities Representations, the Tax Representations and the Employee Representations and the liabilities and obligations of the Stockholders under Sections 4.01(y) and 7.03 hereof and under Article 8 hereof).

         7.02  Stockholders', TCC's and TCLP's Indemnity.

                 (a) During the Indemnification Period (or thereafter solely with respect to any claim for indemnification for which notice has been given prior to the expiration of the Indemnification Period), in addition to any other indemnification provided for under this Agreement, each of the Stockholders, TCC and TCLP shall jointly and severally indemnify and hold harmless Western and its Affiliates (including the Surviving Corporation) from and against any and all demands, claims, losses, liabilities, actions or causes of action, assessments, actual damages (but excluding consequential damages), fines, Taxes (including excise and penalty taxes), penalties, costs and expenses (including interest, expenses of investigation, reasonable fees and disbursements of counsel, accountants and other experts (whether such reasonable fees and disbursements of counsel, accountants and other experts relate to claims, actions or causes of action asserted by Western or its Affiliates (including the Surviving Corporation) against any of the Stockholders, TCC or TCLP or asserted by third parties)) (collectively "Losses") incurred or suffered by Western and its Affiliates (including the Surviving Corporation) and their respective





Execution                           - 47 -
officers, directors, employees, stockholders, agents and representatives arising out of, resulting from, or relating to:

                          (i)     any breach of any of the representations or
warranties made by any of TIM, the Partnership, any of the Stockholders, TCC or TCLP in this Agreement or in any agreement, certificate, Exhibit or other instrument delivered by any of TIM, the Partnership, any of the Stockholders, TCC or TCLP pursuant to this Agreement;

                          (ii)    any failure by any of TIM, the Partnership,
any of the Stockholders, TCC or TCLP to perform any of its covenants or agreements contained in this Agreement or in any agreement, certificate, Exhibit or other instrument delivered by any of TIM, the Partnership, any of the Stockholders, TCC or TCLP pursuant to this Agreement; or

                          (iii)   any liabilities arising out of, resulting
from or relating to the liabilities of any of TIM, the Partnership, any of the Stockholders, TCC or TCLP or any other member of any affiliated group or "controlled group," within the meaning of Section 414(b), (c), (m) and (o) of the Code, of which any of TIM, the Partnership, any of the Stockholders, TCC or TCLP was a member on or prior to the Effective Date which liability exists by reason of such Person's having been a member of such affiliated or controlled group, including liabilities relating to (A) the funding, operation, maintenance, administration, amendment or termination of, or the withdrawal or partial withdrawal from, any employee plan relating to any period on or prior to the Effective Date and including, but not limited to, losses arising under Title IV of ERISA, Section 302 of ERISA, Section 412 or 4971 of the Code, (B) compliance with COBRA under Section 4980B of the Code, and (C) environmental matters with respect to any operations of, or properties owned, occupied or operated or formerly owned, leased or operated by, any of TIM, the Partnership, any of the Stockholders, TCC or TCLP or any other member of an affiliated group or "controlled group" of which any of TIM, the Partnership, any of the Stockholders, TCC or TCLP was a member prior to the Effective Date.

                 (b)      Notwithstanding anything to the contrary contained in
Section 7.02(a), the Stockholders, TCC and TCLP shall not be required to pay or reimburse Western or its Affiliates (including the Surviving Corporation), for Losses pursuant to any of Stockholders', TCC's and TCLP's joint and several indemnification obligations pursuant to Section 7.02 which (when aggregated with any Losses paid to Western, or Western's Affiliates, by any of the Stockholders, TCC, TCLP or their respective Affiliates pursuant to Article 7 of
(i) the Purchase Agreement, (ii) the Agreement, of even date herewith, between Western and TCC with respect to the acquisition by Western of rights to certain D and E Block PCS licenses, and (iii) the Agreement, of even date herewith, between Western and TCLP with respect to the acquisition by Western of the Texas 1 RSA; the Agreements referred to in clauses (i), (ii) and (iii) above being referred to as the "Concurrent Agreements") are in excess of One Hundred Million ($100,000,000) Dollars.

                 (c) Notwithstanding anything to the contrary contained in this Section 7.02, neither Western nor its Affiliates shall be entitled to seek indemnification under Section 7.02(a) for any Losses unless the aggregate amount of Western's or its Affiliates' Losses in respect of all such matters, when aggregated with the aggregate amount of Western's or its Affiliates' Losses (as such





Execution                            - 48 -
terms are defined in the Concurrent Agreements) arising under the Concurrent Agreements (as more particularly set forth in Article 7 of the Concurrent Agreements), exceeds $375,000 in which event Western and its Affiliates shall be entitled to seek indemnification under this Section 7.02 for the amount of such Losses in excess of $375,000; provided, however, that the limitations set forth in this Section 7.02(c) shall not be taken into account in determining the amount of the Estimated Capital Adjustment Amount and the Capital Adjustment Amount determined in accordance with the procedure set forth in
Section 3.05(b) (which determination shall be made without any exclusions whatsoever by reason of the foregoing); provided further, however, that the foregoing limitation with respect to Western's or its Affiliates' right to indemnification shall not be applicable to Losses arising from or relating to (and Western and its Affiliates shall be entitled to indemnification for all such Losses commencing with the first dollar of such Losses) (i) any breach of the Title Representations, the Authorization Representations, the Tax Representations, the Securities Representations, the Employee Representations and the liabilities and obligations of any of the Stockholders, TCC and TCLP under Sections 4.01(y) and 7.03 hereof and under Article 8 hereof; (ii) any Losses arising by reason of or relating to any inaccuracy or omission relating to current assets or current liabilities included on the Effective Date Balance Sheets, which affected in any way the determination of Working Capital, Reimbursable Capital Expenditures and Reimbursable Indebtedness Amount pursuant to Section 3.05 hereof and which were known to, or should have been reasonably foreseeable by, any of the Stockholders, TCC or TCLP at the time of preparation of the Effective Date Balance Sheets; or (iii) any Losses arising by reason of or relating to any litigation listed on Exhibit 5.01(f) annexed hereto.

                 (d) As collateral security for the Stockholders', TCC's and TCLP's indemnification obligations under this Agreement, and such Person's Affiliates indemnification obligations under the Concurrent Agreements, the Stockholders or their Affiliates shall deliver, or cause to be delivered, to a national bank to be mutually agreed to (the "Escrow Agent") to be held in escrow pursuant to the terms of an Escrow Agreement, in substantially the form of Exhibit 7.02(d) annexed hereto (the "Escrow Agreement"), to be entered into on the Effective Date, at Stockholder's option, either Six Million ($6,000,000) Dollars in cash or Four Hundred Eighty Thousand (480,000) shares of Class A Common Stock issued upon consummation of the Merger (such cash or shares being referred to herein as the "Escrow Fund"). The Escrow Fund shall be held by the Escrow Agent pursuant to the Escrow Agreement for a period of one (1) year and one hundred eighty (180) days after the Effective Date; provided, however, that on the first anniversary of the Effective Date, the Escrow Fund shall be reduced to an amount equal to the lesser of the balance of the Escrow Fund on such first anniversary or 75% (if the Escrow Fund is originally funded with shares of Class A Common Stock, as measured by Shares) of the original Escrow Fund (except to the extent any claims in excess of such reduced amount have been asserted prior to such first anniversary). The Escrow Agreement shall set forth the procedures for Western or its Affiliates (including the Surviving Corporation) to make any claims against the Escrow Fund, the circumstances under which such Escrow Fund shall be distributed either to Western or its Affiliates (including the Surviving Corporation) or to Stockholders and procedures for the Stockholders to substitute cash in lieu of stock. Nothing contained in this Section 7.02(d) or in the Escrow Agreement shall limit in any way any Stockholder's, TCC's and TCLP's indemnification obligations under this Agreement, or the indemnification obligations of any Stockholder, TCC and TCLP or their Affiliates, as applicable, under the Concurrent Agreements; it being understood that,





Execution                            - 49 -
if the Escrow Fund is not sufficient to satisfy such indemnification obligations, then Stockholders, TCC and TCLP and their Affiliates, as applicable, shall (subject to Section 7.02(b) hereof) remain liable for such indemnification obligations as set forth in this Agreement or in the Concurrent Agreements.

         7.03  Tax Indemnification.

                 (a) During the Indemnification Period (or thereafter solely with respect to any claim for indemnification for which notice has been given prior to the expiration of the Indemnification Period, each of the Stockholders, TCC and TCLP hereby agrees, jointly and severally, to indemnify and hold harmless Western and its Affiliates from and against (i) all liability for Taxes of TIM, the Partnership, the Stockholders, TCC and TCLP (including any liability for Taxes by reason of such Person's or the Partnership being included in a Federal or state consolidated, combined or unitary return) attributable to a taxable period ending before or on the Effective Date (including any Tax liabilities resulting from the transactions contemplated by this Agreement), and the portion of any taxable period that includes (but does not end on) such day (in the case of a taxable period that includes (but does not end on) the Effective Date, the portion of the Tax for which the Stockholders, TCC or TCLP shall be liable shall be calculated by multiplying the Tax for the entire period by a fraction, the numerator of which shall be the number of days during such period prior to the Effective Date and the denominator of which shall be the total number of days during such period) and, in the case of any liability arising under Treasury Regulation Section 1.1502-6(a) (or any corresponding provision of state or local law), attributable to any taxable period beginning before the Effective Date, and amounts payable after the Effective Date with respect to liability for Taxes arising before the Effective Date pursuant to any written or unwritten agreement entered into before the Effective Date for the allocation or payment of or with respect to Tax liabilities or benefits ("Tax Sharing Arrangements"; such amounts being included in the definition of "Taxes" for purposes of this
Section 7.03), to the extent such Taxes, in the aggregate, exceed the reserve therefor on the Effective Date Balance Sheets and (ii) any liability for out-of-pocket fees, costs and expenses (including reasonable attorney's fees) arising out of or incident to any Tax indemnified hereunder. If any amount for which each of the Stockholders, TCC or TCLP is to indemnify Western and its Affiliates (including the Surviving Corporation) pursuant to the immediately preceding sentence is, subject to the Stockholders', TCC's or TCLP's rights under Section 7.03(b), determined to be payable (whether as a payment of estimated tax or otherwise) after the Effective Date, the Stockholders, TCC and TCLP shall pay or cause to be paid to Western such amount no later than the later of (A) five (5) Business Days after Western gives notice to the Stockholders of both the amount due and the date such amount is due and payable (the "Due Date") and (B) three (3) Business Days before the Due Date. Amounts described in clause (ii) shall be reimbursed as incurred. Any payment required to be made hereunder and not made at the time specified in the preceding two sentences shall bear interest at the prime rate of The Toronto-Dominion Bank as in effect from time to time or such higher rate actually payable by the indemnified party on the delayed payment of the Taxes being indemnified, calculated from the date such payment was required to be made hereunder to the date such payment is actually received by the indemnified party. "Taxes" shall mean all taxes of any kind, including those on, or measured by or referred to as income, gross receipts, sales, use, ad valorem, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property or





Execution                           - 50 -
windfall profits taxes, customs duties or similar fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority, domestic or foreign.

                 (b) If any claim or demand is asserted by any taxing authority in writing with respect to a Tax indemnified hereunder, Western shall notify the Stockholders of such claim or demand within fifteen (15) days of receipt thereof; provided, however, that failure to give such notification shall not affect the indemnified party's entitlement to indemnification hereunder except to the extent the indemnifying party shall have been actually prejudiced as a result of such failure. The indemnifying party shall have the right to control the defense, compromise or settlement thereof; provided, however, that the indemnifying party shall not be permitted to take any action with respect to an issue that could adversely affect the Tax liability of the indemnified party (with respect to liabilities not indemnified hereunder) unless the indemnified party consents to such action. Without limiting the indemnifying party's rights under the preceding sentence, the indemnified party shall be permitted to participate in the defense of any such claim or demand, at its own expense. The indemnified party shall cooperate fully in such defense as and to the extent reasonably requested by the indemnifying party. Such cooperation shall include the retention and (upon the indemnifying party's request) the provision to the indemnifying party of records and information which are reasonably relevant to such claims or demand and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

                 (c) If any liability for Taxes with respect to which Western or its Affiliates is entitled to indemnification hereunder results from the disallowance of any claimed deduction or credit, or from the shifting of any item of income from one taxable period to another taxable period, the amount of indemnification to which Western or its Affiliates is entitled shall be computed after taking into account any resulting tax benefit accruing to Western or its Affiliates by reason of such disallowed claim or shift of any item of income.

         7.04  Western's Indemnity.

                 (a) During the Indemnification Period (or thereafter solely with respect to any claim for indemnification for which notice has been given prior to expiration of the Indemnification Period), in addition to any other indemnification provided for under this Agreement, from and after the Effective Date, Western shall indemnify and hold harmless the Stockholders and their respective Affiliates from and against any and all Losses (as defined in Section 7.02, except that reasonable fees and disbursements of counsel, accountants and other experts shall be included whether they relate to claims, actions or causes of action asserted by the Stockholders, TCC or TCLP against Western or asserted by third parties) incurred or suffered by the Stockholders and their Affiliates and their respective officers, directors, partners, employees, agents and representatives arising out of, resulting from, or relating to:

                          (i)     any breach of any of the representations or
warranties made by Western in this Agreement or in any agreement, certificate or other instrument delivered by Western pursuant to this Agreement; and





Execution                          - 51 -

                          (ii)    any failure by Western to perform any of its
covenants or agreements contained in this Agreement or in any agreement, certificate or other instrument delivered by Western pursuant to this Agreement.

                 (b) Notwithstanding anything to the contrary contained in this Section 7.04, none of the Stockholders, TCC, TCLP or their Affiliates shall be entitled to seek indemnification under this Section 7.04 for any Losses unless the aggregate amount of the Stockholders', TCC's TCLP's and their Affiliates' Losses in respect of all such matters, when aggregated with the aggregate amount of the Stockholders', TCC's and TCLP's or their Affiliates' Losses (as such terms are defined in the Concurrent Agreements) arising under the Concurrent Agreements ( as more particularly set forth in Article 7 of the Concurrent Agreements), exceeds $375,000 in which event the Stockholders and their Affiliates shall be entitled to seek indemnification under this Section
7.04 for the amount of such Losses in excess of $375,000; provided, however, that the limitations set forth in this Section 7.04(b) shall not be taken into account in determining the amount of the Estimated Capital Adjustment Amount or the Capital Adjustment Amount determined in accordance with the procedure set forth in Section 3.05 (which determination shall be made without any exclusions whatsoever by reason of the foregoing); provided further, however, that the foregoing limitation with respect to the Stockholders', TCC's and TCLP's right to indemnification shall not be applicable to Losses arising from or relating to (and the Stockholders shall be entitled to indemnification for all such Losses commencing with the first dollar of such Losses) any breach of the representation and warranty set forth in the first sentence of Section 5.02(b) hereof.

         7.05  Procedure.

                 (a) In the event that any party hereto shall sustain or incur any Losses in respect of which indemnification may be sought by such party pursuant to this Article 7, the party seeking such indemnification (the "Indemnitee") shall assert a claim for indemnification by giving prompt (in the event of claims arising by reason of the commencement of litigation against an Indemnitee by third parties, in no event later than ten (10) days after service of process, which process expressly indicates a claim for which Indemnitor (as hereinafter defined) may be liable) written notice thereof (the "Notice"), which shall describe in reasonable detail the facts and circumstances upon which the asserted claim for indemnification is based, to the party providing indemnification (the "Indemnitor") and shall thereafter keep the Indemnitor reasonably informed with respect thereto; provided that failure of the Indemnitee to give the Indemnitor prompt notice as provided herein shall not relieve the Indemnitor of any of its obligations hereunder, except to the extent that the Indemnitor is materially prejudiced by such failure. In case any third party claim, action or proceeding (a "Claim") is brought against any Indemnitee, the Indemnitor shall have the right to assume, conduct and control the defense, compromise or settlement thereof, by written notice to the Indemnitee of its intention to do so within thirty (30) days after receipt of the Notice, with counsel reasonably satisfactory to the Indemnitee, at the Indemnitor's own expense, and thereupon to prosecute in the name and on behalf of the Indemnitee any available cross-claims, counter-claims or third-party claims arising with respect to the Claim. If the Indemnitor shall assume the defense of such Claim, it shall not settle such Claim unless such settlement includes as an unconditional term thereof the giving by the claimant or the plaintiff of a release of the Indemnitee, reasonably





Execution                             - 52 -
satisfactory to the Indemnitee, from all liability with respect to such Claim. As long as the Indemnitor is contesting any such Claim in good faith and on a timely basis, the Indemnitee shall not pay or settle any such Claim. Notwithstanding the assumption by the Indemnitor of the defense of any Claim as provided in this Section 7.05 and without limiting the Indemnitor's right to assume, conduct and control the defense, compromise or settlement thereof, the Indemnitee shall be permitted to join in the defense of such Claim and to employ counsel at its own expense.

                 (b) If the Indemnitor shall fail to notify the Indemnitee of its desire to assume the defense of any such Claim within the prescribed 30-day period set forth in Section 7.05(a), or shall notify the Indemnitee that it will not assume the defense of any such Claim, then the Indemnitee may assume the defense of any such Claim, in which event it may do so in such manner as it may deem appropriate, and the Indemnitor shall be bound by any determinations made in any litigation with respect to such Claim or any settlement thereof effected by the Indemnitee, provided that any such determinations or settlement shall not affect the right of the Indemnitor to dispute the Indemnitee's claim for indemnification. The failure of the Indemnitor to assume the defense of any Claim shall not be deemed a concession by Indemnitor that it is required to indemnify the Indemnitee for the subject matter of such Claim.

                 (c) Amounts payable by the Indemnitor to the Indemnitee in respect of any Losses for which any party is entitled to indemnification hereunder shall be payable by the Indemnitor as incurred by the Indemnitee. Any payments by any Indemnitor in indemnification hereunder shall be treated as adjustments to the Merger Consideration.

                 (d) The provisions of this Section 7.05 shall be subject to the provisions of Section 7.03(b).

         7.06 Indemnification Payments in Cash. All payments by the Stockholders, TCC or TCLP to Western in respect of any indemnification obligation to Western or its Affiliates (including the Surviving Corporation) shall be made by such Person in cash, or at the Stockholders' option, if the Escrow Fund contains shares of Class A Common Stock, by the delivery to Western or its Affiliates (including the Surviving Corporation) of shares of its Class A Common Stock from the Escrow Fund (valuing such shares so delivered at the average closing price on NASDAQ of such shares for the six (6) Business Days immediately preceding the date of the delivery of such shares).

         7.07 Investigations; Waivers. The survival periods and rights to indemnification provided for in this Article 7 shall remain in effect notwithstanding any investigation at any time by or on behalf of any party hereto or any waiver by any party hereto of any condition to such party's obligations to consummate the transactions contemplated hereby.

         7.08 Indemnity Sole Remedy. In the absence of fraud or of a suit seeking specific performance as contemplated by this Agreement, the remedies provided to TIM, the Partnership, the Stockholders, TCC and TCLP and to Western by the foregoing provisions of this Article 7 shall after the Effective Date be in lieu of any other remedies to which the respective party is entitled at law or in equity for any breach or noncompliance by a party with the provisions of this Agreement.





Execution                          - 53 -

                                   ARTICLE 8

                             EMPLOYEE BENEFIT PLANS

         8.01  Employees.

                 (a) On or before thirty (30) days prior to the Effective Date, Western will provide written notice to the Stockholders setting forth the identity of the Employees the Surviving Corporation desires to employ after the Effective Date. Each of TIM, the Partnership, each of the Stockholders, TCC and TCLP agrees to use all reasonable efforts to assist the Surviving Corporation in employing such Employees and, in this regard, to terminate such Employees on or prior to the Effective Date.

                 (b) Upon reasonable notice, the Partnership and TIM shall, and each of TIM, each of the Stockholders, TCC and TCLP shall cause the Partnership and TIM to, provide Western with access to the Employees during normal business hours throughout the period on and before the Effective Date in accordance with the procedure established in Section 4.01(b). Such access shall be for the purpose of interviewing the Employees and providing transition training for those Employees continuing in employment after the Effective Date.

                 (c) Western and TIM, the Partnership, the Stockholders, TCC and TCLP shall consult regarding communications with the Employees whom the Surviving Corporation does not intend to retain after the Effective Date so as to minimize any adverse impact on the Businesses. Upon the reasonable request of Western, the Partnership and TIM shall, and each of TIM, each of the Stockholders, TCC and TCLP shall cause the Partnership and TIM to, use all commercially reasonable efforts to minimize such impact, including enforcing the Partnership's rights under any confidential or non-compete agreement with such Employees (other than the non-compete agreements of Barry B. Lewis or Craig W. Viehweg).

                 (d) Nothing contained in this Agreement shall confer upon any Employee any right with respect to continued employment with the Surviving Corporation. No provision of this Agreement shall create any third-party rights in any Employee, or beneficiary or dependent thereof, with respect to the compensation, terms and conditions of employment and benefits that may be provided to such Employee by Western or its Affiliates (including the Surviving Corporation) after the Effective Date.

         8.02  Employee Benefit Plans.

                 (a) All medical, dental, vision, travel accident, accidental death and dismemberment, and life insurance expenses incurred by Employees and their dependents on or before the Effective Date, pursuant to Employee Plans, irrespective of the time at which claims are presented, are the responsibility of the Stockholders, TCC and TCLP and shall be paid directly by the Stockholders, TCC and TCLP or their medical, dental or life insurance carrier to such Employees and dependents.





Execution                             - 54 -

                 (b) The Stockholders, TCC and TCLP shall be responsible for any medical, dental or life insurance coverage due to any Employees and their dependents who retired on or before the Effective Date.

                 (c) Each of Stockholders, TCC and TCLP, jointly and severally, agree to fulfill their obligations under continuation coverage rules of COBRA with respect to a "qualifying event," within the meaning of Section 4980B(f) of the Code or Section 603 of ERISA, occurring on or before the Effective Date with respect to any Employees and their dependents.

                 (d) All short-term, long-term and extended disability benefits payable to Employees and their dependents who became disabled on or before the Effective Date are the responsibility of the Stockholders, TCC and TCLP and shall be paid directly by such Persons or their insurance carriers to such Employees and their dependents.

                 (e) If any Employees are terminated from employment as a result of the transactions contemplated by this Agreement or otherwise, any obligations arising out of such termination of employment, including severance, accrued vacation pay, COBRA obligations, notices or compensation required under the Worker Adjustment and Retraining Notification ("WARN") Act, employment discrimination complaints, unfair labor practice charges, grievance under any collective bargaining agreement, breach of contract claims, and wrongful termination and related tort claims shall be the sole responsibility of the Stockholders, TCC and TCLP.

                 (f) All benefits payable to Employees as salary, bonus or other compensation or benefits or under Employee Plans accrued through the Effective Date shall be paid and administered by and be the responsibility of the Stockholders, TCC and TCLP, and neither Western nor any of its Affiliates shall have any liability therefor.

                 (g) Each of the Stockholders, TCC and TCLP hereby jointly and severally agree, until expiration of all applicable statutes of limitations, to indemnify, hold harmless and defend Western and its Affiliates (including the Surviving Corporation) from and against any and all claims, damages, liabilities and expenses including reasonable attorney's fees and disbursements of counsel, incurred by Western or any of its Affiliates (including the Surviving Corporation) arising from or in connection with any failure of the Stockholders, TCC or TCLP or their Affiliates to discharge their responsibilities under paragraphs (a) - (f) of this Section 8.02.





Execution                           - 55 -

                                   ARTICLE 9

                                 MISCELLANEOUS

         9.01 Expenses. Each party shall bear its own expenses incident to the negotiation, preparation, authorization and consummation of this Agreement and the transactions contemplated hereby, including all fees and expenses of its counsel and accountants, whether or not such transactions are consummated; provided, however, if Western and its Affiliates shall be required under applicable law to pay more than one filing fee under the HSR Act with respect to the transactions contemplated hereby and by Concurrent Agreements, then TCLP shall pay on behalf of Western the filing fee under the HSR Act required in connection with the transaction contemplated by this Agreement.

         9.02 Equitable Remedies. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with the specific terms of the provisions or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity. Each party agrees that it will not assert, as a defense against a claim for specific performance, that the party seeking specific performance has an adequate remedy at law.

         9.03 Notices. All notices, claims and other communications hereunder shall be in writing and shall be made by hand delivery, registered or certified mail (postage prepaid, return receipt requested), facsimile, or overnight air courier guaranteeing next day delivery (a) if to Western or Western Sub (or to TIM or the Partnership after the Effective Date), to it at Western Wireless Corporation, 2001 NW Sammamish Road, Issaquah, Washington 98027, Attention:
Alan R. Bender, Esq. (Fax No. 206-313-5547), with a copy (which shall not constitute notice) to Rubin Baum Levin Constant & Friedman, 30 Rockefeller Plaza, New York, New York 10112, Attention: Barry A. Adelman, Esq. (Fax No. 212-698-7825) or (b) if to any Stockholder, TCC or TCLP (or to TIM or the Partnership prior to the Effective Date, to it at 2420 Sand Hill Road, Menlo Park, California 94025, Attention: Barry Lewis (Fax No. 415-854-4512), with a copy (which shall not constitute notice) to Edwards & Angell, 101 Federal Street, Boston, Massachusetts 02110, Attention: Stephen O. Meredith, Esq. (Fax No. 617-439-4170), or at such other address as any party may from time to time furnish to the other parties by a notice given in accordance with the provisions of this Section 9.03. All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; five (5) Business Days after being deposited in the mail, first class postage prepaid, return receipt requested, if mailed; when receipt confirmed, if sent by facsimile; and the next Business Day after timely delivery to the courier, if sent by an overnight air courier service guaranteeing next day delivery.

         9.04 Entire Agreement. This Agreement, together with the Exhibits annexed hereto, contains the entire understanding among the parties hereto concerning the subject matter hereof and may not be changed, modified, altered or terminated except by an agreement in writing executed by the parties hereto. Any waiver by any party of any of its rights under this Agreement or of any





Execution                            - 56 -
breach of this Agreement shall not constitute a waiver of any other rights or of any other or future breach.

         9.05 Remedies Cumulative. Except as otherwise provided herein, each and all of the rights and remedies in this Agreement provided, and each and all of the rights and remedies allowed at law and in equity in like case, shall be cumulative, and the exercise of one right or remedy shall not be exclusive of the right to exercise or resort to any and all other rights or remedies provided in this Agreement or at law or in equity.

         9.06 Governing Law. This Agreement shall be construed in accordance with and subject to the laws and decisions of the State of Washington applicable to contracts made and to be performed entirely therein.

         9.07 Counterparts. This Agreement may be executed in several counterparts hereof, and by the different parties hereto on separate counterparts hereof, each of which shall be an original; but such counterparts shall together constitute one and the same instrument.

         9.08 Waivers. No provision in this Agreement shall be deemed waived by course of conduct, including the Merger, unless such waiver is in writing signed by the parties and stating specifically that it was intended to modify this Agreement.

         9.09 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective successors and assigns. None of TIM, the Partnership, any of the Stockholders, TCC or TCLP shall have the right to assign this Agreement or any of its rights or obligations hereunder to any Person.

         9.10 Further Assurances. Western shall, at the request of the Stockholders, TCC and TCLP, and each of the Stockholders, TCC and TCLP shall, at the request of Western, from time to time, execute and deliver such other assignments, transfers, conveyances and other instruments and documents and do and perform such other acts and things as may be reasonably necessary or desirable for effecting complete consummation of this Agreement and the transactions herein contemplated.

         9.11  Disclosures.

                 (a) Each of Western and each of TIM, the Partnership, each of the Stockholders, TCC and TCLP acknowledges and confirms in connection with the negotiation of this Agreement and the execution hereof, during the period from the date hereof through the Effective Date, the parties hereto will have furnished to one another certain materials, information, data and other documentation ("Disclosures") concerning their business, financial condition and operations which are proprietary and confidential. Each party acknowledges the party disclosing such Disclosures considers them secret and confidential and asserts a proprietary interest therein. Accordingly, each of Western and each of TIM, the Partnership, each of the Stockholders, TCC and TCLP covenants and agrees that it shall maintain all Disclosures made by another party in strict confidence and shall not use such Disclosures for its own benefit or disclose them to third parties, except to its agents, representatives, bankers, investment bankers, counsel and employees involved in evaluating the





Execution                            - 57 -
transactions contemplated by this Agreement, its partners (and the partners or other security holders thereof) or as otherwise required by law (including the requirement of Western to disclose such terms under any Federal or state securities laws); provided, however, that in no event shall any of TIM, the Partnership, any of the Stockholders, TCC or TCLP be permitted to disclose the dollar amount or number of shares of Class A Common Stock into which the TIM Shares are to be converted in accordance with Section 3.02 or any information concerning the calculation of such amount to any other Person (including its employees) unless and until such time as such information otherwise becomes public.

                 (b) No public announcement by any party hereto with regard to the transactions contemplated hereby or the material terms hereof (including the dollar amount or number of shares of Class A Common Stock into which the TIM Shares are to be converted in accordance with Section 3.02) shall be issued by any party without the mutual prior consent of the other parties, except in the event the parties are unable to agree on a press release and legal counsel for one party is of the opinion that such press release is required by law and such party furnishes the other parties a written opinion of outside legal counsel, or other counsel reasonably acceptable to the party being furnished such opinion, to that effect, then such party may issue the legally required press release.

                 (c) This Agreement shall not restrict any party hereto from using information already known to it, to which it is entitled under existing agreements, or information generally in the public domain or any information coming into its possession after it becomes public knowledge unless it became public knowledge through a breach of this Agreement.

         9.12 Name. The Stockholders shall on or prior to the Effective Date change the name of TIM for the purpose of deleting any reference in such name to "Triad." Western agrees that, on and after the Effective Date, it shall not have the right to use or make any reference to the name "Triad" with respect to the Surviving Corporation; provided, however, that for a period of 90 days after the Effective Date, Western shall have the right to continue to use all existing supplies of forms, invoices, stationary, and other paper goods in the conduct of the business of TIM and the Partnership. Western agrees to indemnify the Stockholders for any claims arising by reason of Western's use of such supplies.

         9.13  Termination.

                 (a) This Agreement may be terminated and the transactions contemplated hereby may be abandoned, without further obligation of any of TIM, the Partnership, any of the Stockholders, TCC, TCLP or Western or Western Sub, at any time prior to the Effective Date as follows:

                          (i)     by mutual written consent duly authorized by
the general partners and board of directors, as applicable, of TIM, the Partnership, the Stockholders, TCC, and TCLP and board of directors of Western and Western Sub; or

                          (ii)    by TIM, the Partnership, the Stockholders,





Execution                             - 58 -

TCC and TCLP or by Western or Western Sub, if the Effective Date shall not have occurred on or before the first anniversary of the date hereof, or such later date, if any, as TIM, the Partnership, the Stockholders, TCC, TCLP, Western and Western Sub shall agree in writing; provided, that the party exercising such right is not in default of its obligations under this Agreement in a manner which results in the failure to satisfy the conditions to the transactions contemplated hereby of the other parties; or

                          (iii)   by TIM, the Partnership, the Stockholders,
TCC and TCLP or by Western or Western Sub if the consummation of the transactions contemplated hereby shall be prohibited by a final, non-appealable order, decree or injunction of a court of competent jurisdiction or of the FCC.

                 (b) In the event of a termination of this Agreement, no party hereto shall have any liability or further obligation to any other party to this Agreement except that nothing herein will relieve any party from liability for any breach of this Agreement.

         9.14 Amendment. The boards of directors of the Constituent Corporations and the other parties hereto may amend this Agreement at any time prior to the Effective Date, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not (i) alter or change the amount or kind of shares, securities, cash, property or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of either Constituent Corporation, (ii) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or
(iii) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of shares of any class or series thereof of either Constituent Corporation.

         9.15 Definitions; Etc. Unless the context otherwise requires, the terms defined in any Section of this Agreement shall have the meanings therein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms defined herein. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". The use of a gender herein shall be deemed to include the neuter, masculine and feminine genders wherever necessary or appropriate. Whenever the word "herein" or "hereof" is used in this Agreement, it shall be deemed to refer to the Agreement and not to a particular Section of the Agreement unless expressly stated otherwise.





Execution                            - 59 -

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement and Plan of Merger as of the date first above written.

                                       WESTERN WIRELESS CORPORATION

                                       By: /s/ JOHN W. STANTON
                                          -----------------------------
                                          Title: Chief Executive Officer

                                       MINNESOTA CELLULAR CORPORATION


                                       By: /s/ BARRY B. LEWIS
                                          -----------------------------
                                          Title: Chief Executive Officer


                                       TRIAD INVESTMENT MINNESOTA, INC.


                                       By: /s/ BARRY B. LEWIS
                                          -----------------------------
                                          Title: President


                                          /s/ BARRY B. LEWIS
                                       --------------------------------
                                       Barry B. Lewis

                                          /s/ CRAIG  W. VIEHWEG
                                       --------------------------------
                                       Craig W. Viehweg


                                          /s/ TERRY E. PURVIS
                                       --------------------------------
                                       Terry E. Purvis


                                       TRIAD CELLULAR CORPORATION


                                       By: /s/ BARRY B. LEWIS
                                          -----------------------------
                                          Title: President

                                       TRIAD CELLULAR L.P.

                                       By:  Triad Cellular Corporation,
                                            its general partner



                                       By: /s/ BARRY B. LEWIS
                                          ----------------------------------
                                          Title: President

                                       TRIAD MINNESOTA, L.P.

                                           By:  Triad Cellular L.P., a
                                                general partner

                                           By:  Triad Cellular Corporation,
                                                its general partner


                                       By: /s/ BARRY B. LEWIS
                                          ----------------------------------
                                          Title: President

                                            By:  Triad Cellular Corporation,
                                                 a general partner


                                       By: /s/ BARRY B. LEWIS
                                          ----------------------------------
                                          Title: President

The undersigned hold options to acquire, in the aggregate, more than 50% of the issued and outstanding voting capital stock of TIM and intend, subject to obtaining all requisite regulatory approvals, to exercise such options following the date hereof and on or prior to the Effective Date. In connection therewith, each of the undersigned hereby acknowledge the foregoing Agreement and Plan of Merger and agree to comply with, and be bound by, the provisions thereof applicable to a "Stockholder" thereunder in the event the undersigned exercise its options as aforesaid and to otherwise be bound by the terms hereof to the extent expressly stated herein.

                                       MEDIA/COMMUNICATIONS  PARTNERS II
                                       LIMITED PARTNERSHIP

                                       By:  M/C P II Limited Partnership,
                                            its general partner

                                       By:  M/C II General Partner - J., Inc.,
                                            a general partner


                                       By: /s/ JAMES F. WADE
                                          ----------------------------------
                                          Title: President

                                       MEDIA/COMMUNICATIONS  INVESTORS
                                       LIMITED PARTNERSHIP


                                       By:  M/C Investors General Partner -
                                            J, Inc, a general partner


                                       By: /s/ JAMES F. WADE
                                          ----------------------------------
                                          Title: President